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                                                                  SELECTED FUNDS

                                                                          ANNUAL

                                                                          REPORT



                                                               DECEMBER 31, 2001





Selecting Quality Companies for the Long Term(TM)


                        Selected American Shares


                         Selected Special Shares


            Selected U.S. Government Income Fund


                  Selected Daily Government Fund

                                                           [SELECTED FUNDS LOGO]



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                                TABLE OF CONTENTS

Shareholder Letter...........................................................2

Management's Discussion and Analysis:

     Selected American Shares................................................5
     Selected Special Shares................................................11
     Selected U.S. Government Income Fund...................................12

Fund Performance and Supplementary Information:

     Selected American Shares...............................................17
     Selected Special Shares................................................21
     Selected U.S. Government Income Fund...................................27

Schedule of Investments:

     Selected American Shares...............................................28
     Selected Special Shares................................................32
     Selected U.S. Government Income Fund...................................36
     Selected Daily Government Fund.........................................38

Statements of Assets and Liabilities........................................42

Statements of Operations....................................................43

Statements of Changes in Net Assets.........................................44

Notes to Financial Statements...............................................46

Financial Highlights:

     Selected American Shares...............................................52
     Selected Special Shares................................................53
     Selected U.S. Government Income Fund...................................54
     Selected Daily Government Fund.........................................55

Independent Auditors' Report................................................56

Notice to Shareholders......................................................57

Income Tax Information......................................................58

Directors and Officers......................................................59




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2949 East Elvira Road, Suite 101
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Dear Fellow Shareholder,

There is an old saying that the stock market predicts like a barometer, not a thermometer. Its moves are based on forecasts of future business and economic conditions, rather than a reflection of current conditions. As a shining example, the market moved up during the final months of the recessions in 1970, 1974, 1982 and 1990 but, with the benefit of hindsight, the first two market upswings were "cyclical" while the latter two were "secular." These upward moves are not based on earnings, which are usually bad and getting worse. Rather, they are based on liquidity stimulus driven by Federal Reserve easing, faster money supply growth and lower bond yields. Our view at this time is that in spite of the "wall of worry" that exists on the military and economic fronts, over the near term, the market seems likely to stay most of the time within the 10,000 to 13,000 range where it has traded most often since 1998.

A HISTORICAL PERSPECTIVE

The question at hand for 2002 is whether any market recovery that occurs will be a cyclical recovery within the trading boundaries already established, or whether it will signal that a secular, long cycle bull market is again getting underway. The market recoveries after the two earlier recessions of 1970 and 1974 did not lead to a secular breakout resulting in new highs for the averages. We believe that this same pattern will hold true for 2002. The reasons have to do with bull and bear cycles put in historical context.

The recessions of 1970 and 1974 ended a long stock market up cycle that began around 1950. During the bull market period of the 1950s and 1960s, industry group after industry group rotated into the investment spotlight, price/earnings (P/E) ratios were bid up and the percentage of assets allocated to equities in accounts rose regularly to new high levels. A broad list of basic industries and financial stocks led the way in the 1950s, while drugs, consumer stocks, electronics, defense, office equipment and other growth sectors like media led the way in the 1960s.

The grand finale, which began in 1969 and lasted until 1972, created the "favorite 50" growth stocks. These stocks appeared to have consistent high growth rates that would last indefinitely and thus were rewarded with higher and higher P/E ratios. During this speculative phase, the phrase "one decision growth stocks" was coined, and some examples were the leaders of that day, such as Avon, Polaroid and Xerox. This euphoria ended in 1973 and 1974 when stock market values collapsed. It took until 1982 for the market to test the highs of its trading range and finally break out into a new secular bull market.

The 1980s and 1990s were great bull market periods. The recessions of 1982 and 1990 did not stop the market from quickly recovering to new highs after those downturns ended. In the 1980s, the mood was cautious at first but when inflation began to fall, earnings gradually moved up and interest rates began to decline. This drove P/E ratios into a long-term secular climb. Most industry groups participated in the upswing, with the general exception of natural resources and precious metals like gold. After the Berlin Wall came down, a "new world order" was declared with optimism for global expansion. It was the age of multinationals and innovative growth.

The 1990 recession proved brief and hardly dented the continued upward march of stock prices and P/E ratios. Interest rates kept falling, budget deficits disappeared, productivity soared and profits continued to exceed expectations (with a little help from creative accounting). A new economic perpetual motion machine seemed at hand with technology as its primary motor. Around 1998 to 2000, on top of this optimism came the Internet bubble and Y2K euphoria leading to bursts in capital spending and consumer borrowing. Again, a new breed of growth stocks was born led by technology and telecom just as the "favorite 50" mania dominated the period between 1969 and 1972.



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LOOKING TO THE FUTURE

The downturn that began in 2001 may or may not be deep and how long it will linger into 2002 is an open question. However, the platform on which the market rides seems unbalanced. Record low interest rates are the primary valuation prop today, yet P/E ratios are very high by all historical measures. In addition, earnings are poor, productivity may be affected by the war, government is certain to get bigger as it develops "homeland security" and deficits may be around the corner. There is overcapacity on the corporate front, and the consumer is stressed by debt and low savings. Inflation and interest rates are very low now, perhaps as low as they can go, especially if an economic recovery gets underway in the next few months. If interest rates do go lower, the new worry may be deflation, which would be extremely bad for earnings.

Putting all of these considerations into historical context suggests that a market recovery will be "range bound" for sometime ahead. Since 1998, we have suggested that for the foreseeable future the Dow will trade predominantly in a range of 10,000 to 15,000 and that any move above or below this range is likely to be short-lived. Still, this is not a time to despair. Plenty of money will be made during this necessary "pause that refreshes." Again, as in the interlude of the 1970s, new leadership groups are likely to emerge in the stock market.

COMMITTED TO OUR INVESTMENT DISCIPLINE

The job of our portfolio managers and analysts is to review our portfolios using unbiased thinking and fresh eyes adjusting to the new realities. Every financial hurricane creates shipwrecks with vessels that will not sail well again, and those holdings should be removed from portfolios. We intend to stick to basics within our circle of competence. Companies that continue to gain market share, maintain strong balance sheets and have new products helping them ride the waves into the future should perform well. Specifically, companies that accelerate their business model opportunities with significant new products, pricing action, cost cutting or productive acquisitions are likely to be favored.

Every war changes the investment landscape. This new wartime environment is hostile to some (i.e., airlines and hotels), and helpful to others (i.e., cell phones, Web solutions, drug companies and defense contractors). Companies that adapt fast to these conditions will win. Cost management is vital, and corporate realism and honesty with shareholders will help distinguish "doers" from "bluffers" among managements.

Moreover, wars are won with technology. The Internet may have one billion users in 2005 versus 500 million now. A new semiconductor equipment cycle seems inevitable, and cell phone penetration inexorably keeps rising.

We continue to favor well-managed companies in the broad area of financials, drugs, energy, media, technology and consumer stocks. As always, the devil is in the details--that is, stock selection. The trick is to get in front of positive change and take a position when the stock is good value. It is critical to self-evaluate and keep reviewing every decision.



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The tail wind that sends a secular bull market to new highs is rising P/E ratios. This wind seems unlikely to blow now given today's historically elevated valuation levels. Nevertheless, a cyclical bull market reaching the upper ends of the trading range should come with economic recovery and reward those with patience. It is also worth bearing in mind that with yields so low on both bond and money market funds, we believe a diversified portfolio of equities still offers the best potential for long term wealth building.(1)

Sincerely,


/S/ James J. McMonagle                            /S/ Shelby M. C. Davis
-------------------------                         ----------------------------
James J. McMonagle                                Shelby M. C. Davis
Chairman                                          Senior Research Advisor

February  4, 2002



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MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES

PERFORMANCE OVERVIEW

Selected American Shares delivered a total return of (11.17)% for the one-year period ended December 31, 2001(2) compared with a return of (11.89)% for the S&P 500 Index.(3) From May 1, 1993 through December 31, 2001, the period of time that Davis Selected Advisers, L.P. has managed Selected American Shares, the Fund provided an average annual return of 15.65% versus a return of 13.85% for the S&P 500.

According to Morningstar, "We expect Selected American to come back
strong....The Davis family has a large sum invested in its funds; management's analysis is more thorough than competitors'; and the core strategy continues to find strong companies with good growth potential whose shares trade at modest valuations."(4)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the key events of 2001 and your outlook?

A. Any discussion of 2001 must begin with September 11th. As residents of New York City, many of us on the portfolio management team saw firsthand the devastation caused by this senseless catastrophe. But in the months following, we have also been reminded of the tremendous resiliency and resourcefulness of individuals, companies, and, most importantly, our country. Over a long period of time, such resiliency is not surprising. The U.S. economy is perhaps unique in world history, having grown in every decade of the last century--through two world wars, the Great Depression, the cold war, and countless other times of turmoil and uncertainty.

But the speed with which the shock of September 11th has faded is striking and may be cause for investor caution. The stock market has surged over 20% from its low and currently trades well above its pre-September 11th level. It is a fundamental fact of investing that high prices increase risk and lower future returns. Think of a small business that earns $100,000 per year. If you could buy this business for $1 million, you would earn a much better return than if you paid $3 million for the same business. As stocks represent ownership interests in business, the same holds true. Unfortunately, it is human nature to feel more confident and more willing to invest when prices are high and more cautious and uncertain when prices are low.



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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In the aftermath of September 11th, prices plummeted as investors perceived the market to be far riskier than it was before. The fallacy of this way of thinking can best be understood with an example. Our research team travels a good deal in studying potential investments for Selected American Shares. I know that we all felt that air travel was a good deal riskier after September 11th than before. Yet on reflection, it is clear that air travel before this horrible day was far riskier--we just were not aware of the risks we were taking. After the eleventh, our knowledge of these risks actually made air travel far safer because of increased security. Similarly, if we think back to March 2000, the S&P 500 had made virtually uninterrupted progress for ten years, rising at a compound annual growth rate of 17% per year, and the Nasdaq at an even higher rate. Investing in equities seemed like a very low risk proposition and people flooded the market with new money to invest. Yet such confidence only comes when risks are highest. Eighteen months later at the end of September 2001, the S&P 500 had fallen 30% and the Nasdaq 67% and investing in equities seemed far riskier than ever. New money disappeared and investors headed for the door despite the fact that the lower prices implied lower risks and the possibility of greater returns.

Now, after this dramatic recovery, caution is again warranted as prices have risen sharply.

All of this is getting at the fundamental difference between price and value. The value of any business will be determined by the future cash or real earnings that the business generates, discounted at the appropriate interest rate. Given stable interest rates and earnings prospects, the value of a business is a constant. The price of a business, on the other hand, may gyrate wildly with changing expectations, investor psychology and a host of other reasons. It is for this reason that Benjamin Graham, who literally wrote the book on Security Analysis famously quipped that in the short term the market is a voting machine (reflecting changes in psychology and sentiment). In the long term, it is a weighing machine (reflecting changes in business values).

Turning to our outlook for the market, we can say that although we know the current price of the stock market by looking in the newspaper each day, we can only determine its value by looking at earnings and interest rates. Given the high level of corporate earnings relative to gross domestic product (GDP), historically high profit margins and multiples, low quality earnings (which include pension income and exclude option expense) and the low level of interest rates used to discount these earnings, it is difficult to be wildly optimistic. Without the tail wind of a rising market, careful stock picking will be more important than ever.

To help our investors understand the reasons for this sober outlook, Ken and I have taken the unusual step of offering a complimentary copy of one of the best articles we have read in a long time. The article is written by Warren Buffett who is without peer as an investor and as a teacher. In straightforward language, he explains these complex topics in a wonderfully comprehensible manner. (I cannot recommend it highly enough and would not take it amiss if you stopped reading this letter immediately and called 1-800-243-1575 to receive your complimentary copy).


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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. How would you describe the Fund's performance in 2001?

A. While the Fund's performance was acceptable relative to the S&P 500 against which we judge ourselves, Ken and I are deeply disappointed to have lost money for our investors. It is easy to rationalize such a year by reflecting on the very strong relative and absolute performance of 2000, but this is a bit of a cop out. Warren Buffett, Chairman of Berkshire Hathaway, once said that there are two golden rules of investment success. Number One: Don't lose money. Number
Two: Don't forget rule number one. Although poor years in the investment business are inevitable, they are never easy. By way of perspective, since Davis Selected Advisers, L.P. started managing large cap mutual funds in 1969 (we have been managing Selected American Shares since 1993), we have had negative returns seven times (including 2001).

As always, our performance in 2001 was the result of some good decisions and some bad decisions.

At the top of the "good list" would be a number of the decisions we made in the days following September 11th. Most importantly, we decided to stay fully invested. This was not an easy decision particularly with the National Guard patrolling the streets, the ruins of the World Trade Center still smoldering just a few miles south of our office and our emotions certainly frayed. In such times, it is vital to quantify. So Ken and I and the entire research team spent the week that the market was closed reviewing our outlook for each company that we owned and revising, where necessary, our estimate of fair value. As a result, when the market opened, we were able to add to our positions in companies such as American Express(5) at prices that we thought reflected too much pessimism. We funded these purchases by selling a number of companies that were perceived as "safe havens" and that were fairly valued and whose stock prices barely declined or even rose, notably General Mills and Freddie Mac.

Beyond these decisions, 2001's performance was also helped by the recovery of a number of holdings whose prices had declined dramatically in 2000, particularly Lexmark, Sealed Air and Progressive, as well as by the continued strong performance of Philip Morris, Berkshire Hathaway, Tyco and Costco, and our early investment (thanks to Ken) in Dun & Bradstreet prior to its spin off of Moody's Corporation.



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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Finally, before turning to the bad decisions, I want to highlight the fact that as of this writing we have finally sold our shares in American Home Products, a fine company and an important contributor to our results over the last several years. Our investment in American Home created a classic double play--namely a company whose share price increased because of rising earnings and an expanding price earnings multiple. We first purchased the shares under a cloud of short-term uncertainty due to a pending class action lawsuit concerning a diet drug that the company manufactured. Every day it seemed that the headlines were full of adverse developments and rising estimates of the costs of this litigation. Working with Danton Goei on our research team, Ken and I became convinced that even if the company had to pay a multiple of what the worst case seemed likely to be, the company would still have a very strong balance sheet and, net of the costs of financing this settlement, strong earnings power. We purchased the shares at eighteen times earnings--a discount to the multiple of the market and comparable pharmaceutical companies. In the ensuing two years, the litigation has been largely settled (at an amount more than twice what was then thought), the company's earnings have grown (despite the dilutive sale of its chemical business) and, with the cloud of uncertainty lifted, its P/E multiple has expanded from 18 to 26, resulting in a 50% gain for our shareholders. Although many of our investments are not nearly so successful, they are almost always made during times of uncertainty, controversy or pessimism. At such times, we must be willing to suffer "headline risk" and put up with other investors telling us that we are crazy. This was the case with purchase decisions such as Citigroup in the early 1990s and Philip Morris several years ago, both of which were rumored to be going bankrupt, and it is certainly the case today with a number of our holdings in controversial companies.

Unfortunately, not all our decisions have turned out so well and it is always the bad decisions that stand out. As usual, I will divide these into a number of categories. The first, and most benign, is made up of companies whose earnings outlooks have been set back more than we would have predicted by the slowing economy (even before September 11th). As recessions are inevitable, we should have been more rigorous in anticipating the consequences for companies we own. Morgan Stanley probably tops this list as, at $110 per share versus $55 at year-end, it was trading as if the bull market would never end. American Express could also be included as it too was priced for perfection at its peak of $60 per share versus $35 at year-end. With both these companies, and others in this category, we were mistaken in our short-term outlook but remain comfortable with their long-term competitive position.

A second category of bad decisions came from declines in a number of stocks whose price/earnings multiple had climbed too high. In these cases, our valuation discipline should have mandated our selling (as we did with American Home Products, discussed above). In particular, some of our other holdings in the healthcare sector stand out and we perhaps missed a good selling opportunity when they surged late in 2000. Bristol-Myers fell some 30% from levels where we could--and probably should--have sold.



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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

As always, I have left the two worst categories for last. In the first category are two companies where enormous and unexpected corporate actions have significantly reduced our assessment of the companies' intrinsic value. I am referring to Devon Energy's acquisition of Anderson Exploration and Hewlett-Packard's planned merger with Compaq. In both cases, the companies' share prices fell significantly and, while it remains an open question as to whether or not the stock declines have fully (or overly) discounted the intrinsic value lost, we feel that both deals reduced the companies' value. Hewlett-Packard's shares have since recovered somewhat on speculation that the merger may not go through. We will monitor this situation closely.

The last category is the most serious and is made up of Tellabs and Providian whose shares declined 78% and 94% respectively from their highs. Given our approach to investing, such losses are simply unacceptable. In our last report, I went into some detail that I will not repeat about the mistakes we made in our analysis of Tellabs. But I also mentioned that unlike Lucent, Tellabs had a very strong balance sheet and was likely to weather the storm. After writing that report, the shares fell a further 25% to $12 at which point we added to our position. The shares have since recovered to $16--still well below our average cost of $41, but at least well above the level at which we added. While we continue to believe that the company is well managed and strongly capitalized, we doubt that it will ever generate the earnings we once thought possible.

Our loss in Providian is more disturbing because of both the amount we lost and the reasons for it. As an innovative and fast-growing consumer credit card company, Providian had thrived by targeting a very narrow segment of population that other lenders ignored. The company called this segment "unbanked" as it was made up of first generation immigrants and others who either lacked a credit history or had had credit problems and were thus shunned by banks. By specializing in this risky asset class, Providian developed systems for analyzing and appropriately pricing for the higher risks implicit in such loans. Unfortunately, Providian outgrew this niche. Having promised Wall Street high growth, the company broadened its market focus into areas in which it had less insight. Worst of all, it abandoned the targeted marketing approach that had made it successful and instead started advertising on television. The result was that while its loans continued to grow at a dramatic pace, the quality of these loans deteriorated. The company suffered from what is known as "adverse selection"--which simply means that the customers that it attracted were exactly those customers least likely to pay it back, particularly if the economy turned down. Meanwhile, to make matters worse, Providian does not have a system of branches for gathering core deposits to fund its loans. Instead, it is dependent on Wall Street for securitizations and brokered FDIC-insured CDs. As the company's credit deteriorated, investors were unwilling to continue funding its business at prior levels. The result was a downward spiral that has left Providian vulnerable to a liquidity crisis and possibly even bankruptcy as the value of its highly profitable "unbanked" business was swamped by these more recent down-market loans. Looking ahead, Ken and I believe that the worst may be behind Providian. Its older business continues to perform well and the company is trying to sell off parts of its portfolio to improve its liquidity and capital position. We are deeply disappointed that we did not see this loss of focus as it developed but instead remained reassured by Providian's past success and well-regarded management team. We will watch the situation closely and report to you on subsequent developments.

Q. Do you have any other comments?



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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A. Although I occasionally will mention an individual colleague who has helped work on a particular idea, such fleeting references do not do justice to the contribution made by our first-class team of analysts: Adam Seessel, Kent Whitaker, Danton Goei and Dwight Blazin. As a group they combine analytical rigor, intellectual honesty, strong work ethic and the highest level of integrity. Ken and I feel lucky to work with such individuals and confident that our performance will continue to benefit from their insights.

I also cannot end this report without revisiting one of my favorite topics--the nonsensical distinction drawn between so-called "growth" and "value" investing. The fact that this distinction has fallen into such common usage has two insidious consequences. The first is that it leads investors to imagine that they have achieved some level of diversification by dividing their portfolio into these separate styles. On January 7, 2002, The Wall Street Journal published its Mutual Funds Quarterly Review. From these tables, one should note the following: For the last five years, the average growth fund has compounded at 8.15% and the average value fund at 8.45%. This certainly does not seem like much of a difference.

That brings me to the second insidious consequence. For the same five-year period, the S&P 500 has compounded at 10.7% outperforming both "growth" and "value." Thus, the growth/value distinction has also served to lower the benchmark against which managers are judged and allowed many to overlook the fact that they are lagging the S&P 500. For the record, Selected American Shares has produced a five-year return of 13.27%.

Finally, I have to compliment you, our shareholders. If you had told me in advance about the events of 2001, I would have predicted that we would have had many redemptions. Instead, you stayed invested, rode out the storm, and participated in the recovery. Although it is difficult to calculate, an estimate based on data from the last several years indicates that the holding period of our average shareholder is nearly double that of the industry average: 5.1 years versus 2.8 years.

The happy consequence of your longer holding period is that Ken and I can do a better job investing, as we do not have to deal with large amounts of money sloshing in and out. Shareholders also benefit by avoiding the chronic underperformance that comes when typical mutual fund investors chase last year's winners. In an updated version of the study I have often quoted here, the Dalbar organization notes that "from 1984-2000, the average stock fund delivered an average annual return of 14.0% while the average stock fund investor earned only 5.3% per year."(6) This shocking underperformance is the consequence of decreasing holding periods as investors constantly chase last year's winners. We are glad that our investors have resisted this irrational and wealth-destroying tendency.

On behalf of our entire research team, we are deeply gratified by your persistency and we will do our best to earn your confidence.(1)




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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

Selected Special Shares delivered a total return of (14.41)% for the one-year period ended December 31, 2001.(2) Over the same time period, the S&P 500 Index returned (11.89)%.(3)

In commenting on the research team at Davis Selected Advisers, L.P. that assumed portfolio management responsibilities for Selected Special Shares last year, Morningstar noted, "That should come as welcome news to shareholders. Although Davis Selected Advisers, L.P. is probably best known for its management of Davis New York Venture, one of the large-value category's best long-term performers, the shop has shown that its capabilities extend beyond the world of large-cap stocks. Davis managers and analysts have put up impressive numbers at Davis Growth Opportunity Fund, for example, since taking over that mid-cap blend offering at the beginning of 1999. And we think it is likely that Selected Special Shares will be managed similarly to that one. If that is the case, shareholders can expect the shop's analysts to do most of the stock-picking here, blending deep-value stocks with more-aggressive picks."(7)

AN INTERVIEW WITH THE RESEARCH TEAM

Q. Could you provide some perspective on the Fund's performance last year?

A. As you may know, Davis Selected Advisers, L.P. took over management of Selected Special Shares on May 31, 2001 after seven years of outside management by a sub-advisor. Selected Special is now being managed by a team: All six analysts at Davis Selected Advisers, L.P. contribute more or less equally to the Fund, with ideas coming from their respective circles of competence--financial services, healthcare, consumer products, media, technology and heavy industry. And Morningstar is correct in its observation cited above: We will indeed manage Selected Special in the same eclectic, mid-cap blend style as we manage Growth Opportunity Fund.

While we are enthusiastic about the prospects for Selected Special going forward, there is no disguising the fact that the Fund had a poor year, both in absolute terms and relative to the overall market. An analysis of the results shows that much of the underperformance can be attributed to stocks that fall into one of two camps: First, technology stocks such as Ariba(5), which was held in the Fund prior to the June management change, suffered substantial declines and, second, good companies whose stock prices had gotten ahead of their earnings. These latter holdings include Charles Schwab, Paychex and DST Systems, which suffered in 2001 as the continuing market correction punished higher multiple stocks more than lower multiple ones. We are pleased to report, however, that all of the speculative tech names are gone from the portfolio, and the aggregate price/earnings multiple of the portfolio is considerably lower now than it was at the beginning of 2001.



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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

One negative consequence of transferring the portfolio to new management is also thankfully a one-time consequence: namely, the large long-term capital gain that resulted from selling many of the legacy holdings in order to fill the portfolio with businesses that the Davis research team likes. As long-term investors who seek to maximize shareholder wealth in a tax-efficient manner, we believe that such high turnover and the resulting capital gains are not likely to reoccur regularly under normal circumstances. (This gain, roughly equal to 5% of the Fund's net asset value, was rather shockingly within the normal limits of what the average mutual fund distributes annually, but it is way above the normal distribution rate of the funds managed by Davis Selected Advisers, L.P.).(8) In order to accomplish our goal of beating the market over the long haul, however, we had to sell many of the old holdings in order to invest in companies that we expect will outperform the market over a three-, five- and ten-year period.

That said, we can understand the frustration many Selected Special shareholders felt upon receiving their year-end statements when they saw that they had not only lost money for the year but that they would have to pay taxes, too. We also understood when some shareholders sold their shares; we had anticipated this, and we had ample cash on hand to meet redemptions. Now we are happy to say the transition period is largely behind us, and 100% of the stocks in the portfolio are companies that meet the criteria of the research team that runs Selected Special.

Q. What is your outlook for the Fund?

A. We are excited about the opportunities we see ahead. Selected Special Shares has one overarching theme: We look for good businesses selling at attractive prices. The team that runs Selected Special Shares does not consciously search out trends, either in the market or society at large. We do not consciously "underweight" or "overweight" sectors, and we ascribe to neither a "growth" nor "value" approach. As Warren Buffett has pointed out, there is really no distinction between growth and value. Growth is merely an input in the value equation. In plain English, a company that grows more rapidly is more valuable than a company growing less rapidly, all other things being equal. So we do not look for cheap stocks that might get a little less cheap (value investing), and we do not buy expensive stocks in the hopes that short-term momentum will take these stocks even higher (growth investing). We simply try to find growing businesses trading at value prices whose position and prospects are underappreciated by the market.

At Davis Selected Advisers, L.P., our personal money is invested alongside our shareholders. The Davis family, fund directors, research team and other employees collectively have $2.5 billion invested in the funds we manage. In this manner, we share both the risks and the rewards with our shareholders, and we hope that is of some comfort to you as we begin our first full year managing Selected Special in-house.(1)

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

The Selected U.S. Government Income Fund provided a total return on net asset value of 5.71% for the one-year period ended December 31, 2001.(2) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 8.16% over the same time period.(3)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market in 2001?

A. Bonds outperformed stocks for the second consecutive year, with U.S. Treasuries up 6.7% and government agency securities and mortgage securities both up 8.2%. Despite these strong returns, the fixed-income market was extremely volatile in 2001. The market rallied throughout most of the year as the economy faltered and inflation eased. Then, later in the year, interest rates spiked up and bond prices fell amid signs that an economic rebound may be around the corner. Investors became concerned that the Federal Reserve, which cut interest rates 11 times in 2001, would change course and increase rates again to guard against a surge in inflation. This uncertainty and volatility have continued as investors debate how strong the recovery will be and what the course of inflation will be. A slower recovery with contained inflation would make it less likely that the Fed would move quickly to begin raising interest rates.

Q. How did you manage the Fund in this environment?

A. The best performance last year was in the shorter end of the bond market where yields dropped further and prices rose higher than in the longer end. However, the Fund pursues more of a buy and hold strategy. That is, we strive to maintain a steady intermediate-term focus and do not shift duration dramatically to capitalize on expected interest rate trends. At the end of 2001, the weighted average maturity of the portfolio was 4.59 years and its weighted average duration was 3.65 years.

The Fund also maintained its overall strategy of owning agencies in the shorter end of the market (five years or less) and Treasuries in the longer end (10 years or more), along with a mix of mortgages with different coupons.(5) One tactic during the year was to take profits as the maturities of agency positions shortened (i.e., three-year agency securities became two-year securities) and their yield spreads above Treasuries accordingly began to decline. The proceeds from these sales were then reinvested in agencies with longer maturities (i.e., five-year agencies).

At end of the year, the Fund was invested 41% in mortgages, 33% in agencies, 11% in Treasuries and 15% in cash. This high cash position reflects the fact that the Fund experienced increased pay downs on some of its mortgage positions as homeowners refinanced and prepaid existing mortgages faster than originally expected in a declining interest rate environment. Given the market's recent volatility, the Fund has benefited from its larger than usual cash holdings, and we are waiting for favorable opportunities to reinvest this cash in other mortgage securities.

Q. What is your overall strategy for managing the Fund going forward?

A. The Fund combines fundamental research with a disciplined program of risk control and duration management to seek above-market returns over the long term. Unlike many government bond funds, we do not invest in riskier corporate paper and we restrict our universe of allowable investments exclusively to the government market. In consistently maintaining an intermediate portfolio duration, we emphasize undervalued sectors of the market that we believe offer superior potential returns.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

We continuously analyze how interest rates, movements in various market sectors and the economy as a whole could impact the types of debt instruments we target. We then buy securities based on their price, coupon and yield spreads relative to other securities. We include Treasuries for their impeccable credit quality and buy government mortgage-backed and agency-backed securities when they offer adequate premiums to compensate for the additional risk. To properly position the portfolio along the yield curve, we assess both the short-term and long-term interest rate environment.Through this investment approach, the Fund seeks to create a strong foundation for any long-term investment portfolio--offering potentially higher monthly income than most short-term investments as well as an excellent means of balancing equity holdings.(1)

-------------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Selected Funds investment professionals make candid statements and observations regarding individual companies, economic conditions, and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Selected Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2001.


--------------------------------------- ------------ ------------- -------------- --------------
FUND NAME                               1 YEAR       3 YEARS       5 YEARS        10 YEARS
--------------------------------------- ------------ ------------- -------------- --------------
--------------------------------------- ------------ ------------- -------------- --------------
Selected American Shares                (11.17)%      5.33%        13.27%         13.76%
--------------------------------------- ------------ ------------- -------------- --------------
Selected Special Shares                 (14.41)%     (0.37)%        9.34%         10.64%
--------------------------------------- ------------ ------------- -------------- --------------
Selected U.S. Government Income           5.71%       4.58%         5.39%          5.54%
--------------------------------------- ------------ ------------- -------------- --------------

Fund performance changes over time, and current performance may be higher or lower than stated. For more current information, please call Selected Funds Shareholder Services at 1-800-243-1575.

(3) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices:

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

II. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(4) Source: Morningstar Mutual Fund Reports, October 17, 2001.

(5) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(6) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Selected Funds. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

(7) Source: Morningstar Mutual Fund Reports, May 16, 2001.

(8) Selected Special Shares After Tax Performance for periods ended December 31, 2001:


                                                One Year                Five Years                     10 Years
                                           ------------------- ----------------------------- -----------------------------
Return before taxes(a)                          (14.41)%                   9.34%                        10.64%
Return after taxes on distributions(b)          (16.22)%                   7.19%                         8.01%
Return after taxes on distributions and
   sale of fund shares(c)                        (7.05)%                   7.58%                         8.11%
S&P 500(R)Index                                 (11.89)%                  10.70%                        12.94%


Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. After December 31, 2001, this report must be accompanied by a supplement that includes performance as of the most recent calendar quarter. Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Selected Funds Shareholder Services at 1-800-243-1575.

(a) "Return Before Taxes" assumes reinvestment of dividends and capital gain distributions.

(b) "Return After Taxes on Distributions" shows the fund's annualized after-tax total return for the time period specified.

(c) "Return After Taxes on Distributions and Sale of Fund Shares" shows the fund's annualized after-tax total return for the time period specified plus the tax effect of selling your shares at the end of the period.

To determine the after-tax return and after-tax return with shares sold, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 39.1% for income and short-term capital gains distributions. Long-term capital gains currently are taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), the after tax information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After tax returns reflect past tax effects and are not predictive of future tax effects.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

SELECTED AMERICAN SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2001

--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


Portfolio Makeup (% of Fund Net Assets)
---------------------------------------




         5.5%                           94.5%

  Shart Term Investments,
Other Assets & Liabilities            Common Stock



[GRAPHIC OMITTED]


Sector Weightings (% of Stock Holdings)
--------------------------------------


10.1%    9.2%      4.3%       4.9%      11.3%       6.1%    19.4%      2.6%     12.8%      7.2%        3.9%       5.3%     2.9%

Other  Bank and   Building  Consumer  Diversified  Energy  Financial  Food   Insurance  Pharmaceut- Technology Retailing Transport-
       Savings &  Materials Products  Manufacturing         Services    &                 ical and                        ation
         Loan                                                        Restaurant         Health Care



TOP 10 HOLDINGS


STOCK                                              SECTOR                                 % OF FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                           Diversified Manufacturing                        7.91%
American Express Co.                              Financial Services                               6.34%
Household International, Inc.                     Financial Services                               4.17%
Philip Morris Cos. Inc.                           Consumer Products                                4.15%
Citigroup Inc.                                    Financial Services                               3.81%
Merck & Co., Inc.                                 Pharmaceutical and Health Care                   3.58%
American International Group, Inc.                Multi-Line Insurance                             3.33%
Costco Wholesale Corp.                            Retailing                                        3.11%
Wells Fargo & Co.                                 Banks and Savings & Loan Associations            2.89%
United Parcel Service, Inc., Class B              Transportation                                   2.78%


SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

--------------------------------------------------------------------------------
NEW POSITIONS ADDED (1/1/01-12/31/01)
 (Highlighted Positions are those greater than 0.99% of Net Assets)


                                                                                   DATE OF 1ST      % OF 12/31/01
SECURITY                                       SECTOR                               PURCHASE      FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Agere Systems Inc., Class A                 Electronics                             03/27/01            1.04%
Aon Corp.                                   Insurance Brokers                       05/18/01            1.21%
Conoco Inc.                                 Energy                                  11/19/01            0.20%
Diageo PLC                                  Food/Beverage & Restaurant              09/27/01            0.49%
Eastman Kodak Co.                           Consumer Products                       12/03/01            0.44%
EOG Resources, Inc.                         Energy                                  05/04/01            0.92%
General Mills, Inc.                         Food/Beverage & Restaurant              05/18/01             -
Hershey Foods Corp.                         Food/Beverage & Restaurant              12/14/01            0.09%
J. C. Penney Co., Inc.                      Retailing                               10/09/01            0.22%
Julius Baer Holding Ltd., Class B           Banks and Savings & Loan
                                              Associations                          03/16/01            1.42%

Kinder Morgan, Inc.                         Energy                                  03/28/01            1.26%
Kraft Foods Inc., Class A                   Food/Beverage & Restaurant              06/12/01            0.61%
Lagardere S.C.A.                            Media                                   12/03/01            0.41%
Markel Corp.                                Property/Casualty Insurance             11/15/01            0.06%
Phillips Petroleum Co.                      Energy                                  05/04/01            2.04%
Principal Financial Group, Inc.             Life Insurance                          10/22/01            0.17%
Prudential Financial, Inc.                  Multi-Line Insurance                    12/12/01             -
RadioShack Corp.                            Retailing                               04/20/01            0.72%
Rockwell International Corp.                Industrial                              05/18/01             -
Safeway Inc.                                Retailing                               10/01/01            0.98%


POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $10 million are highlighted)


SECURITY                                    SECTOR                            DATE OF FINAL SALE        GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                     Electronics                             05/24/01           $  8,842,855
AT&T Corp.                                  Telecommunications                      06/26/01            (37,905,211)
AT&T Wireless Group                         Telecommunications                      05/08/01             (4,974,924)
Dow Jones & Co., Inc.                       Publishing                              11/02/01               (240,668)
Freddie Mac                                 Financial Services                      10/04/01             69,349,310
General Mills, Inc.                         Food/Beverage & Restaurant              10/25/01              1,109,375
Gillette Co.                                Consumer Products                       10/30/01             (4,536,134)
GlaxoSmithKline PLC ADR                     Pharmaceutical and Health Care          03/30/01             14,075,525
Intel Corp.                                 Technology                              10/26/01             13,865,051
International Business Machines Corp.       Technology                              05/04/01             58,455,842
Koninklijke Philips Electronics N.V.        Electronics                             04/19/01              4,764,760
Molex Inc.                                  Electronics                             11/27/01              4,201,261
Motorola, Inc.                              Telecommunications                      05/15/01            (85,228,231)
Prudential Financial, Inc.                  Multi-Line Insurance                    12/13/01                558,309


SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

--------------------------------------------------------------------------------

POSITIONS CLOSED (1/1/01-12/31/01) - CONTINUED (Gains and losses greater than $10 million are highlighted)


SECURITY                                    SECTOR                            DATE OF FINAL SALE        GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Rockwell Collins, Inc.                      Aerospace/Defense                       11/06/01            $(6,205,185)
Rockwell International Corp.                Industrial                              11/08/01             (1,980,747)
Texas Instruments Inc.                      Electronics                             08/14/01             37,805,996
Tribune Co.                                 Publishing                              10/11/01             14,051,756
Zimmer Holdings, Inc.                       Medical Products                        10/30/01                615,652


SELECTED AMERICAN SHARES, INC.
COMPARISON OF SELECTED AMERICAN SHARES, INC. AND STANDARD & POOR'S 500 STOCK
INDEX

--------------------------------------------------------------------------------

Average Annual Total Return For the Periods ended December 31, 2001.

              One Year .......................... (11.17%)
              Five Years.........................  13.27%
              Ten Years..........................  13.76%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1991. As the chart below shows, by December 31, 2001 the value of your investment would have grown to $36,344 - a 263.44% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $33,684 - a 236.84% increase.


 [GRAPHIC OMITTED]

          S&P 500        SAS

1991      10,000.00      10,000.00
1992      10,761.00      10,579.49
1993      11,841.00      11,153.17
1994      12,001.00      10,796.62
1995      16,495.00      14,909.53
1996      20,273.00      19,491.99
1997      27,026.00      26,751.92
1998      34,735.00      31,105.10
1999      42,034.00      37,424.32
2000      38,205.00      40,916.20
2001      33,684.00      36,344.45



Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED SPECIAL SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2001

--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

Portfolio Makeup (% of Fund Net Assets)
--------------------------------------


      98.2%                                    1.8%

  Common Stocks                     Short Term Investments,
                                      Bonds, Other Assets &
                                           Liabilities



[GRAPHIC OMITTED]


Sector Weightings (% of Long Term Portfolio)
-------------------------------------------



    10.6%          10.6%         4.2%         6.5%         5.9%        10.5%     5.9%           17.0%

Information/    Healthcare  Electronics   Retailing  Distributors     Other    Energy    Financial Services
Information                                                                                 Banking
Processing


     5.9%            6.7%         2.3%           2.6%          8.4%            2.9%

  Technology        Media        Food &        Consumer      Insurance       Race Tracks
                              Restaurants      Products




TOP 10 HOLDINGS

STOCK                                      SECTOR                                          % OF FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
DST Systems, Inc.                          Information/Information Processing                      4.94%
Tiffany & Co.                              Retailing                                               4.31%
Apogent Technologies Inc.                  Medical Instruments                                     3.95%
Transatlantic Holdings, Inc.               Reinsurance                                             3.85%
Aramark Corp., Class B                     Distributors                                            3.13%
Symantec Corp.                             Technology                                              3.09%
Paychex, Inc.                              Information/Information Processing                      2.98%
BlackRock, Inc.                            Financial Services                                      2.85%
Kinder Morgan, Inc.                        Energy                                                  2.80%
Eli Lilly and Co.                          Pharmaceutical and Health Care                          2.76%


SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

--------------------------------------------------------------------------------

NEW POSITIONS ADDED (1/1/01-12/31/01)
(Highlighted Positions are those greater than 0.99% of Net Assets)


                                                                                   DATE OF 1ST      % OF 12/31/01
SECURITY                                  SECTOR                                    PURCHASE      FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Advent Software, Inc.                     Technology                                 06/08/01            1.07%
AFLAC Inc.                                Life Insurance                             06/06/01            1.02%
Agere Systems Inc., Class A               Electronics                                06/25/01            0.78%
Agilent Technologies, Inc.                Electronics                                06/25/01            1.25%
Allegheny Energy, Inc.                    Utilities                                  04/30/01             -
Amazon.com, Inc., Sr. Notes,
   0%/10%, 5/1/08                         Retailing                                  08/13/01            0.59%
Amazon.com, Inc.                          Retailing                                  06/22/01             -
Anthem, Inc.                              Pharmaceutical and Health Care             10/29/01            1.29%
Apogent Technologies Inc.                 Medical Instruments                        06/06/01            3.95%
Applied Materials, Inc.                   Electronics                                08/22/01            1.44%
Aquila, Inc.                              Energy                                     04/23/01             -
Aramark Corp., Class B                    Distributors                               12/10/01            3.13%
Arch Coal, Inc.                           Energy                                     02/15/01             -
Bank One Corp.                            Banks and Savings & Loan
                                            Associations                             06/25/01            0.96%
Belo Corp., Class A                       Media                                      06/22/01            1.03%
Biomet, Inc.                              Medical Instruments                        05/17/01             -
BMC Software, Inc.                        Technology                                 06/22/01            0.83%
Bristol-Myers Squibb Co.                  Pharmaceutical and Health Care             06/05/01             -
Capital One Financial Corp.               Financial Services                         06/04/01             -
Christopher & Banks Corp.                 Retailing                                  02/12/01             -
Cincinnati Financial Corp.                Property/Casualty Insurance                06/04/01            1.15%
Cox Communications, Inc., Class A         Telecommunications                         06/04/01             -
Danaher Corp.                             Diversified                                05/03/01             -
Diageo PLC, ADR                           Food/Beverage & Restaurant                 06/22/01            0.93%
Duane Reade Inc.                          Retailing                                  12/07/01            0.42%
Dun & Bradstreet Corp.                    Financial Services                         06/04/01            0.84%
Eli Lilly and Co.                         Pharmaceutical and Health Care             06/06/01            2.76%
EOG Resources, Inc.                       Energy                                     06/05/01            1.38%
Equifax Inc.                              Information/Information Processing         12/20/01            1.14%
Estee Lauder Co. Inc.                     Retailing                                  02/28/01             -
Everest Re Group, Ltd.                    Reinsurance                                06/05/01            1.49%
E.W. Scripps Co., Class A                 Media                                      06/26/01            1.11%
FPIC Insurance Group, Inc.                Property/Casualty Insurance                06/27/01            0.26%
Golden West Financial Corp.               Banks and Savings & Loan
                                            Associations                             06/04/01            2.58%
Hearst-Argyle Television, Inc.            Media                                      06/25/01            1.13%
Household International, Inc.             Financial Services                         06/25/01            1.03%
IDT Corp.                                 Telecommunications                         06/25/01            0.53%
IMS Health Inc.                           Information/Information Processing         06/05/01            1.37%
International Speedway Corp., Class A     Race Tracks                                06/25/01            0.80%


SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

--------------------------------------------------------------------------------

NEW POSITIONS ADDED (1/1/01-12/31/01) - CONTINUED
(Highlighted Positions are those greater than 0.99% of Net Assets)


                                                                                   DATE OF 1ST      % OF 12/31/01
SECURITY                                  SECTOR                                    PURCHASE      FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                       Energy                                     06/05/01            2.80%
KPMG Consulting, Inc.                     Consulting Services                        06/26/01            0.97%
Lagardere S.C.A.                          Media                                      12/03/01            1.52%
Lexmark International, Inc.               Technology                                 06/04/01            0.81%
Markel Corp.                              Property/Casualty Insurance                06/22/01            0.52%
Marriott International, Inc., Class A     Hotels & Motels                            06/04/01            1.45%
Martin Marietta Materials, Inc.           Building Materials                         06/25/01            0.96%
McData Corp., Class A                     Technology                                 02/15/01             -
Merck & Co., Inc.                         Pharmaceutical and Health Care             06/22/01            2.01%
Moody's Corp.                             Financial Services                         04/17/01            1.88%
NCR Corp.                                 Technology                                 06/26/01             -
NetScreen Technologies, Inc.              Technology                                 12/11/01             -
Newell Rubbermaid Inc.                    Consumer Products                          03/26/01             -
Novellus Systems, Inc.                    Electronics                                08/23/01             -
Orion Power Holdings, Inc.                Energy                                     03/13/01             -
Panamerican Beverages, Inc., Class A      Food/Beverage & Restaurant                 11/20/01            1.35%
Patterson - UTI Energy, Inc.              Energy                                     02/15/01             -
Phillips Petroleum Co.                    Energy                                     06/04/01            1.67%
Precision Drilling Corp.                  Energy                                     02/14/01             -
Providian Financial Corp.                 Financial Services                         06/04/01             -
Rayovac Corp.                             Batteries                                  03/05/01             -
Riverstone Networks, Inc.                 Technology                                 06/04/01             -
Rockwell International Corp.              Industrial                                 06/04/01             -
Sealed Air Corp.                          Industrial                                 06/04/01            2.01%
ServiceMaster Co.                         Commercial Services                        12/05/01            1.10%
Sigma-Aldrich Corp.                       Chemicals                                  07/09/01            0.54%
Speedway Motorsports, Inc.                Race Tracks                                06/04/01            2.03%
Stryker Corp.                             Medical Instruments                        01/30/01             -
Symantec Corp.                            Technology                                 06/04/01            3.09%
Talbots, Inc.                             Retailing                                  02/09/01             -
Tellabs, Inc.                             Telecommunications                         06/04/01            1.08%
Trans World Entertainment Corp.           Retailing                                  06/25/01            1.12%
Transatlantic Holdings, Inc.              Reinsurance                                06/07/01            3.85%
TV Azteca, S.A. de C.V., ADR              Media                                      12/05/01            0.32%
TyCom, Ltd.                               Telecommunications                         06/04/01             -
Vertex Pharmaceuticals Inc.               Pharmaceutical and Health Care             06/22/01            0.50%
Williams Communications Group, Inc.       Telecommunications                         03/15/01             -
Wm. Wrigley Jr. Co.                       Consumer Products                          06/04/01            2.58%
WPP Group PLC, ADR                        Media                                      06/06/01            1.48%


SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

--------------------------------------------------------------------------------

POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $500,000 are highlighted)


SECURITY                                  SECTOR                              DATE OF FINAL SALE        GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Agency.Com Inc.                           Information Processing - Services          05/15/01           $ (1,397,826)
Allegheny Energy, Inc.                    Utilities                                  06/04/01                  5,059
Amazon.com, Inc.                          Retailing                                  08/13/01               (112,048)
Aquila, Inc.                              Energy                                     05/25/01                  2,984
Arch Coal, Inc.                           Energy                                     06/04/01                288,949
Ariba, Inc.                               Information Processing - Software          02/02/01               (878,135)
AVX Corp.                                 Electronics                                05/31/01               (375,323)
Biomet, Inc.                              Medical Instruments                        06/04/01                 18,522
Bristol-Myers Squibb Co.                  Pharmaceutical and Health Care             12/14/01                (87,258)
Calpine Corp.                             Energy                                     06/04/01                469,520
Capital One Financial Corp.               Financial Services                         10/25/01               (779,302)
Cheesecake Factory Inc.                   Food/Beverage & Restaurant                 06/04/01               (452,902)
Christopher & Banks Corp.                 Retailing                                  06/04/01                549,185
Computer Sciences Corp.                   Information Processing - Services          04/11/01              1,114,143
Cox Communications, Inc., Class A         Telecommunications                         08/22/01                (72,893)
Danaher Corp.                             Diversified                                06/04/01                 48,160
Diamond Offshore Drilling, Inc.           Energy                                     06/04/01                533,675
Electronic Data Systems Corp.             Information Processing - Services          06/04/01                433,274
Estee Lauder Co. Inc.                     Retailing                                  06/26/01                 38,519
Home Depot, Inc.                          Retailing                                  01/26/01              1,404,415
Human Genome Sciences, Inc.               Pharmaceutical and Health Care             05/07/01                 17,116
Illinois Tool Works Inc.                  Industrial                                 01/16/01                642,464
Kansas City Southern Industries, Inc.     Transportation                             06/04/01                587,041
Kohl's Corp.                              Retailing                                  06/07/01              2,140,178
LendingTree, Inc.                         Financial Services                         06/04/01               (119,848)
Linear Technology Corp.                   Electronics                                03/05/01                243,677
LSI Logic Corp.                           Electronics                                03/05/01               (682,341)
McData Corp., Class A                     Technology                                 04/18/01               (178,113)
Nabors Industries, Inc.                   Energy                                     06/25/01                887,104
National-Oilwell, Inc.                    Energy                                     06/04/01                 21,771
NCR Corp.                                 Technology                                 10/29/01                (56,396)
NetScreen Technologies, Inc.              Technology                                 12/12/01                  7,039
Newell Rubbermaid Inc.                    Consumer Products                          06/04/01                (36,974)
Novellus Systems, Inc.                    Electronics                                10/30/01               (121,689)
OM Group, Inc.                            Chemicals                                  06/27/01              2,068,341
On Assignment, Inc.                       Employee Staffing                          06/04/01              1,785,942
Orion Power Holdings, Inc.                Energy                                     05/29/01                 87,047
Outback Steakhouse, Inc.                  Food/Beverage & Restaurant                 04/12/01               (126,370)
Palm, Inc.                                Communications                             04/17/01               (562,543)
Patterson - UTI Energy, Inc.              Energy                                     06/04/01               (245,399)
Precision Drilling Corp.                  Energy                                     06/04/01                 28,841


SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

--------------------------------------------------------------------------------

POSITIONS CLOSED (1/1/01-12/31/01) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)


SECURITY                                  SECTOR                              DATE OF FINAL SALE        GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Providian Financial Corp.                 Financial Services                         10/29/01           $ (2,068,124)
Rayovac Corp.                             Batteries                                  06/05/01                 90,964
Regeneron Pharmaceuticals, Inc.           Pharmaceutical and Health Care             05/07/01                 (9,313)
Riverstone Networks, Inc.                 Technology                                 08/07/01               (394,763)
Rockwell Collins, Inc.                    Aerospace/Defense                          09/07/01               (184,772)
Rockwell International Corp.              Industrial                                 10/30/01                (88,477)
Saba Software, Inc.                       Information Processing - Software          04/17/01               (307,588)
Santa Fe International Corp.              Energy                                     06/04/01                213,015
Stryker Corp.                             Medical Instruments                        06/04/01                592,204
Talbots, Inc.                             Retailing                                  06/04/01               (894,713)
TD Waterhouse Group, Inc.                 Financial Services                         04/19/01               (184,893)
Transocean Sedco Forex Inc.               Energy                                     06/25/01                 (5,937)
TyCom, Ltd.                               Telecommunications                         12/12/01                (28,408)
Univision Communications
   Inc., Class A                          Entertainment/Leisure Time                 06/25/01                459,491
UTStarcom, Inc.                           Communications                             06/04/01               (667,186)
Williams Communications Group, Inc.       Telecommunications                         04/19/01               (112,948)
Zimmer Holdings, Inc.                     Medical Products                           10/15/01                  6,107


SELECTED SPECIAL SHARES, INC.
COMPARISON OF SELECTED SPECIAL SHARES, INC. AND STANDARD & POOR'S 500 STOCK
INDEX

--------------------------------------------------------------------------------

Average Annual Total Return For the Periods ended December 31, 2001.

                One Year .......................... (14.41%)
                Five Years.........................   9.34%
                Ten Years..........................  10.64%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1991. As the chart below shows, by December 31, 2001 the value of your investment would have grown to $27,499 - a 174.99% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.



[GRAPHIC OMITTED]

          S&P 500        SSS

1991      10,000.00      10,000.00
1992      10,761.00      10,847.99
1993      11,841.00      12,014.65
1994      12,001.00      11,718.58
1995      16,495.00      15,730.80
1996      20,273.00      17,597.07
1997      27,026.00      22,331.56
1998      34,735.00      27,806.78
1999      42,034.00      32,485.80
2000      38,205.00      32,129.60
2001      33,684.00      27,499.08


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED U.S. GOVERNMENT INCOME FUND
COMPARISON OF U.S. GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

--------------------------------------------------------------------------------

Average Annual Total Return For the Periods ended December 31, 2001.

             One Year ..........................    5.71%
             Five Years.........................    5.39%
             Ten Years..........................    5.54%


$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected U.S. Government Income Fund ("SUSGIF") on December 31, 1991. As the chart below shows, by December 31, 2001 the value of your investment would have grown to $17,143 - a 71.43% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.




[GRAPHIC OMITTED]

         Lehman Index    SUSGIF

1991      10,000.00      10,000.00
1992      10,695.00      10,518.00
1993      11,574.13      11,361.00
1994      11,370.42      11,053.00
1995      13,010.04      12,822.00
1996      13,527.84      13,188.00
1997      14,568.13      14,151.00
1998      15,823.90      14,987.00
1999      15,888.78      14,692.00
2000      17,518.53      16,216.00
2001      18,947.41      17,143.00



The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
DECEMBER 31, 2001

                                                                                                                VALUE
SHARES                                           SECURITY                                                      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (94.46%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (8.73%)

     1,977,000      Bank One Corp. ..................................................................... $   77,201,850
     1,819,800      Golden West Financial Corp. ........................................................    107,095,230
       234,188      Julius Baer Holding Ltd., Class B...................................................     79,022,203
     5,728,814      Lloyds TSB Group PLC................................................................     62,130,939
     3,696,560      Wells Fargo & Co. ..................................................................    160,615,532
                                                                                                         --------------
                                                                                                            486,065,754
                                                                                                         --------------
   BUILDING MATERIALS - (4.05%)

       930,600      Martin Marietta Materials, Inc. ....................................................     43,365,960
     5,626,910      Masco Corp. ........................................................................    137,859,295
       924,100      Vulcan Materials Co. ...............................................................     44,301,354
                                                                                                         --------------
                                                                                                            225,526,609
                                                                                                         --------------
   CONSUMER PRODUCTS - (4.59%)

       833,000      Eastman Kodak Co. ..................................................................     24,515,190
     5,037,500      Philip Morris Cos. Inc. ............................................................    230,969,375
                                                                                                         --------------
                                                                                                           255,484,565
                                                                                                         --------------
   DATA PROCESSING - (0.17%)

       120,000      First Data Corp. ...................................................................      9,414,000
                                                                                                         --------------
   DIVERSIFIED MANUFACTURING - (10.66%)

     1,606,600      Dover Corp. ........................................................................     59,556,662
       793,000      Minnesota Mining and Manufacturing Co. .............................................     93,740,530
     7,469,764      Tyco International Ltd. ............................................................    439,969,100
                                                                                                         --------------
                                                                                                            593,266,292
                                                                                                         --------------
   ELECTRONICS - (1.52%)

    10,192,500      Agere Systems Inc., Class A*........................................................     57,995,325
       926,133      Agilent Technologies, Inc.*.........................................................     26,404,052
                                                                                                         --------------
                                                                                                            84,399,377
                                                                                                         --------------
   ENERGY - (5.72%)

       400,000      Conoco Inc. ........................................................................     11,320,000
     1,860,421      Devon Energy Corp. .................................................................     71,905,272
     1,313,100      EOG Resources, Inc. ................................................................     51,355,341
     1,257,100      Kinder Morgan, Inc. ................................................................     70,007,899
     1,883,000      Phillips Petroleum Co. .............................................................    113,469,580
                                                                                                         --------------
                                                                                                            318,058,092
                                                                                                         --------------
   FINANCIAL SERVICES - (16.21%)

     9,892,800      American Express Co. ...............................................................    353,074,032
     4,204,189      Citigroup Inc. .....................................................................    212,227,461
     1,241,000      Dun & Bradstreet Corp.*.............................................................     43,807,300


SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
SHARES                                           SECURITY                                                      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - CONTINUED

     4,002,100      Household International, Inc. ......................................................   $231,881,674
     1,358,800      Moody's Corp. ......................................................................     54,161,768
     1,957,400      Providian Financial Corp............................................................      6,948,770
                                                                                                           ------------
                                                                                                            902,101,005
                                                                                                           ------------

   FOOD/BEVERAGE & RESTAURANT - (2.50%)

     2,387,000      Diageo PLC..........................................................................     27,241,213
        76,300      Hershey Foods Corp. ................................................................      5,165,510
     1,000,000      Kraft Foods Inc., Class A...........................................................     34,030,000
     2,750,000      McDonald's Corp. ...................................................................     72,792,500
                                                                                                         --------------
                                                                                                            139,229,223
                                                                                                         --------------
   HOTELS - (0.72%)

       988,700      Marriott International, Inc., Class A...............................................     40,190,655
                                                                                                         --------------
   INDUSTRIAL - (2.09%)

     2,851,700      Sealed Air Corp.*...................................................................    116,406,394
                                                                                                         --------------
   INSURANCE BROKERS - (1.21%)

     1,902,700      Aon Corp. .........................................................................      67,583,904
                                                                                                         --------------
   INVESTMENT FIRMS - (2.13%)

     1,489,864      Morgan Stanley Dean Witter & Co. ...................................................     83,342,992
     1,299,800      Stilwell Financial, Inc. ...........................................................     35,380,556
                                                                                                         --------------
                                                                                                            118,723,548
                                                                                                         --------------
   LIFE INSURANCE - (0.33%)

       393,000      Principal Financial Group, Inc.*....................................................      9,432,000
       400,000      Sun Life Financial Services of Canada...............................................      8,640,000
                                                                                                         --------------
                                                                                                             18,072,000
                                                                                                         --------------
   MEDIA - (0.84%)

       541,554      Lagardere S.C.A. ...................................................................     22,657,025
     2,195,400      WPP Group PLC.......................................................................     24,256,694
                                                                                                         --------------
                                                                                                             46,913,719
                                                                                                         --------------
   MULTI-LINE INSURANCE - (4.54%)

     2,334,325      American International Group, Inc. .................................................    185,345,405
     1,213,400      Loews Corp. ........................................................................     67,198,092
                                                                                                         --------------
                                                                                                            252,543,497
                                                                                                         --------------
   PHARMACEUTICAL AND HEALTH CARE - (6.84%)

       434,800      American Home Products Corp. .......................................................     26,679,328
       530,800      Bristol-Myers Squibb Co. ...........................................................     27,070,800
     1,330,000      Eli Lilly and Co. ..................................................................    104,458,200
     3,392,600      Merck & Co., Inc. ..................................................................    199,484,880
       533,900      Pharmacia Corp. ....................................................................     22,770,835
                                                                                                         --------------
                                                                                                            380,464,043
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
SHARES                                           SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   PROPERTY/CASUALTY INSURANCE - (1.71%)

       288,400      Chubb Corp. ........................................................................ $   19,899,600
        20,000      Markel Corp.* ......................................................................      3,593,000
       479,400      Progressive Corp. (Ohio)............................................................     71,574,420
                                                                                                         --------------
                                                                                                             95,067,020
                                                                                                         --------------
   PUBLISHING - (0.58%)

       483,300      Gannett Co., Inc. ..................................................................     32,492,258
                                                                                                         --------------
   REAL ESTATE - (1.43%)

        77,000      Avalonbay Communities, Inc. ........................................................      3,642,870
     1,521,194      Centerpoint Properties Corp. (b)....................................................     75,755,461
                                                                                                         --------------
                                                                                                             79,398,331
                                                                                                         --------------
   REINSURANCE - (4.28%)

         1,754      Berkshire Hathaway Inc., Class A*...................................................    132,602,400
            16      Berkshire Hathaway Inc., Class B*...................................................         40,400
     1,158,300      Transatlantic Holdings, Inc. .......................................................    105,405,300
                                                                                                         --------------
                                                                                                            238,048,100
                                                                                                         --------------
   RETAILING - (5.02%)

     3,895,000      Costco Wholesale Corp.*.............................................................    172,899,050
       450,000      J. C. Penney Co., Inc. .............................................................     12,105,000
     1,340,000      RadioShack Corp. ...................................................................     40,334,000
     1,300,000      Safeway Inc.* ......................................................................     54,275,000
                                                                                                         --------------
                                                                                                            279,613,050
                                                                                                         --------------
   TECHNOLOGY - (3.70%)

     1,317,100      BMC Software, Inc.*.................................................................     21,560,927
     2,873,950      Hewlett-Packard Co. ................................................................     59,030,933
     2,063,100      Lexmark International, Inc.*........................................................    121,722,900
       759,400      Novell, Inc.*.......................................................................      3,485,646
                                                                                                         --------------
                                                                                                           205,800,406
                                                                                                         --------------
   TELECOMMUNICATIONS - (2.11%)

       686,200      Loral Space & Communications Ltd.*..................................................      2,051,738
     2,163,000      Lucent Technologies Inc. ...........................................................     13,605,270
     6,787,300      Tellabs, Inc.*......................................................................    101,470,135
                                                                                                         --------------
                                                                                                            117,127,143
                                                                                                         --------------
   TRANSPORTATION - (2.78%)

     2,840,500      United Parcel Service, Inc., Class B................................................    154,807,250
                                                                                                         --------------

                           Total Common Stock - (identified cost $4,437,472,031)........................  5,256,796,235
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 2001

                                                                                                               VALUE
PRINCIPAL                                        SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (5.42%)

$ 176,782,000       Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                        01/02/02, dated 12/31/01, repurchase value of $176,800,366
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $180,317,640).............................................  $    176,782,000
   125,000,000      Nomura Securities International, Inc. Repurchase Agreement, 1.97%,
                        01/02/02, dated 12/27/01, repurchase value of $125,041,042
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                         total market value $127,500,000)............................................       125,000,000
                                                                                                       ----------------

                                Total Short Term Investments - (identified cost $301,782,000)........       301,782,000
                                                                                                       ----------------

                        Total Investments - (99.88%) - (identified cost $4,739,254,031) - (a)........     5,558,578,235
                        Other Assets Less Liabilities - (0.12%)......................................         6,403,340
                                                                                                       ----------------
                             Net Assets - (100%).....................................................  $  5,564,981,575
                                                                                                       ================
*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $4,739,254,031.  At December 31, 2001, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation......................................................  $  1,288,216,858
                        Unrealized depreciation......................................................      (468,892,654)
                                                                                                       ----------------
                             Net unrealized appreciation ............................................  $    819,324,204
                                                                                                       ================



(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2001. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2001 amounts to $75,755,461. Transactions during the period in which the issuers were affiliates are as follows:


                            Shares                 Gross           Gross             Shares                 Dividend
Security                    December 31, 2000      Additions       Reductions        December 31, 2001      Income
--------                    -----------------      ---------       ----------        -----------------      ------
Centerpoint Properties
     Corporation                1,521,194             -                  -            1,521,194             2,469,354




SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
DECEMBER 31, 2001

                                                                                                                VALUE
SHARES                                           SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (98.18%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (3.54%)
        18,000      Bank One Corp. .....................................................................  $     702,900
        32,000      Golden West Financial Corp. ........................................................      1,883,200
                                                                                                          -------------
                                                                                                              2,586,100
                                                                                                          -------------
   BUILDING MATERIALS - (0.96%)
        15,000      Martin Marietta Materials, Inc. ....................................................        699,000
                                                                                                          -------------
   CHEMICALS - (0.54%)
        10,000      Sigma-Aldrich Corp. ................................................................        393,900
                                                                                                          -------------
   COMMERCIAL SERVICES - (1.10%)
        58,000      ServiceMaster Co. ..................................................................        800,400
                                                                                                          -------------
   CONSULTING SERVICES - (0.97%)
        43,000      KPMG Consulting, Inc.*..............................................................        712,080
                                                                                                          -------------
   CONSUMER PRODUCTS - (2.58%)
        36,700      Wm. Wrigley Jr. Co. ................................................................      1,885,279
                                                                                                          -------------
   DISTRIBUTORS - (5.78%
        85,000      Aramark Corp., Class B*.............................................................      2,286,500
        30,000      Cardinal Health, Inc. ..............................................................      1,939,800
                                                                                                          -------------
                                                                                                              4,226,300
                                                                                                          -------------
   ELECTRONICS - (4.12%)
       100,000      Agere Systems Inc., Class A*........................................................        569,000
        32,000      Agilent Technologies, Inc.*.........................................................        912,320
        26,200      Applied Materials, Inc.*............................................................      1,050,620
        17,695      Molex Inc., Class A.................................................................        477,765
                                                                                                          -------------
                                                                                                              3,009,705
                                                                                                          -------------
   EMPLOYEE STAFFING - (1.83%)
        50,000      Robert Half International Inc.*.....................................................      1,335,000
                                                                                                          -------------
   ENERGY - (5.84%)
        25,700      EOG Resources, Inc. ................................................................      1,005,127
        36,700      Kinder Morgan, Inc. ................................................................      2,043,823
        20,200      Phillips Petroleum Co. .............................................................      1,217,252
                                                                                                          -------------
                                                                                                              4,266,202
                                                                                                          -------------
   FINANCIAL SERVICES - (11.35%)
        50,000      BlackRock, Inc.*....................................................................      2,085,000
       108,000      Charles Schwab Corp. ...............................................................      1,670,760
        17,400      Dun & Bradstreet Corp.*.............................................................        614,220
        13,000      Household International, Inc. ......................................................        753,220
        34,400      Moody's Corp. ......................................................................      1,371,184
        30,000      Northern Trust Corp. ...............................................................      1,805,700
                                                                                                          -------------
                                                                                                              8,300,084
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
SHARES                                           SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   FOOD/BEVERAGE & RESTAURANT - (2.28%)
        14,700      Diageo PLC, ADR.....................................................................  $     680,169
        66,500      Panamerican Beverages, Inc., Class A................................................        988,190
                                                                                                          -------------
                                                                                                              1,668,359
                                                                                                          -------------

   HOTELS & MOTELS - (1.45%)
        26,000      Marriott International, Inc., Class A...............................................      1,056,900
                                                                                                          -------------
   INDUSTRIAL - (2.01%)
        36,000      Sealed Air Corp.*...................................................................      1,469,520
                                                                                                          -------------
   INFORMATION/INFORMATION PROCESSING - (10.42%)
        72,400      DST Systems, Inc.*..................................................................      3,609,140
        34,400      Equifax Inc. .......................................................................        830,760
        51,400      IMS Health Inc. ....................................................................      1,002,814
        62,437      Paychex, Inc. ......................................................................      2,175,305
                                                                                                          -------------
                                                                                                              7,618,019
                                                                                                          -------------
   INVESTMENT FIRMS - (1.94%)
        52,000      Stilwell Financial, Inc. ...........................................................      1,415,440
                                                                                                          -------------
   LIFE INSURANCE - (1.02%)
        30,500      AFLAC Inc. .........................................................................        749,080
                                                                                                          -------------
   MEDIA - (6.59%)
        40,000      Belo Corp., Class A.................................................................        750,000
        12,300      E.W. Scripps Co., Class A...........................................................        811,800
        38,400      Hearst-Argyle Television, Inc.*.....................................................        827,904
        26,600      Lagardere S.C.A.....................................................................      1,112,866
        34,200      TV Azteca, S.A. de C.V., ADR........................................................        232,218
        20,000      WPP Group PLC, ADR..................................................................      1,082,000
                                                                                                          -------------
                                                                                                              4,816,788
                                                                                                          -------------
   MEDICAL INSTRUMENTS - (3.95%)
       112,000      Apogent Technologies Inc.*..........................................................      2,889,600
                                                                                                          -------------
   PHARMACEUTICAL AND HEALTH CARE - (6.56%)
        19,000      Anthem, Inc.*.......................................................................        940,500
        25,700      Eli Lilly and Co. ..................................................................      2,018,478
        25,000      Merck & Co., Inc. ..................................................................      1,470,000
        15,000      Vertex Pharmaceuticals Inc.*........................................................        366,750
                                                                                                          -------------
                                                                                                              4,795,728
                                                                                                          -------------
   PROPERTY/CASUALTY INSURANCE - (1.93%)
        22,000      Cincinnati Financial Corp. .........................................................        838,860
        13,000      FPIC Insurance Group, Inc.*.........................................................        192,400
         2,100      Markel Corp.*.......................................................................        377,265
                                                                                                          -------------
                                                                                                              1,408,525
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
SHARES/PRINCIPAL                                 SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   RACE TRACKS - (2.83%)
        15,000      International Speedway Corp., Class A...............................................  $     586,350
        58,700      Speedway Motorsports, Inc.*.........................................................      1,483,936
                                                                                                          -------------
                                                                                                              2,070,286
                                                                                                          -------------
   REINSURANCE - (5.34%)
        15,400      Everest Re Group, Ltd. .............................................................      1,088,780
        30,900      Transatlantic Holdings, Inc. .......................................................      2,811,900
                                                                                                          -------------
                                                                                                              3,900,680
                                                                                                          -------------
   RETAILING - (5.84%)
        10,000      Duane Reade Inc.*...................................................................        303,500
       100,000      Tiffany & Co. ......................................................................      3,147,000
       108,000      Trans World Entertainment Corp.*....................................................        821,880
                                                                                                          -------------
                                                                                                              4,272,380
                                                                                                          -------------
   TECHNOLOGY - (5.79%)
        15,700      Advent Software, Inc.*..............................................................        784,215
        37,000      BMC Software, Inc.*.................................................................        605,690
        10,000      Lexmark International, Inc.*........................................................        590,000
        34,000      Symantec Corp.*.....................................................................      2,255,220
                                                                                                          -------------
                                                                                                              4,235,125
                                                                                                          -------------
   TELECOMMUNICATIONS - (1.62%)
        20,000      IDT Corp.*..........................................................................        390,200
        53,000      Tellabs, Inc.*......................................................................        792,350
                                                                                                          -------------
                                                                                                              1,182,550
                                                                                                          -------------
                           Total Common Stock - (identified cost $59,672,667)...........................     71,763,030
                                                                                                          -------------

CORPORATE BONDS - (0.59%)

$      575,000      Amazon.com, Inc., Sr. Notes, 0%/10%, 05/01/08 (b) - (identified cost $421,498)......        428,375
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
PRINCIPAL                                        SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (1.38%)

$    1,008,000      Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                        01/02/02, dated 12/31/01, repurchase value of $1,008,105
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $1,028,160) - (identified cost $1,008,000)...................  $   1,008,000
                                                                                                          -------------

                            Total Investments - (100.15%) - (identified cost $61,102,165) - (a).........     73,199,405
                            Liabilities Less Other Assets - (0.15%).....................................       (107,808)
                                                                                                          ------------- -
                               Net Assets - (100%)......................................................  $  73,091,597
                                                                                                          =============
*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $61,102,165. At December
31, 2001, unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $  15,718,502
                        Unrealized depreciation.........................................................     (3,621,262)
                                                                                                          -------------
                               Net unrealized appreciation .............................................  $  12,097,240
                                                                                                          =============

(b) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND
DECEMBER 31, 2001

                                                                                                                VALUE
PRINCIPAL                                        SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
MORTGAGES - (40.76%)

   FANNIE MAE POOLS - (11.03%)
$      198,495      7.00%, 04/01/31, Pool No. 535817....................................................  $     202,279
       236,353      6.50%, 05/01/31, Pool No. 578867....................................................        236,353
                                                                                                          -------------
                           Total FNMA - (identified cost $433,995)......................................        438,632
                                                                                                          -------------

   FREDDIE MAC POOLS - (8.31%)
      319,082       7.00%, 12/01/15, Pool No. D9-1178 - (identified cost $320,450)......................        330,467
                                                                                                          -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (21.42%)
         6,343      6.75%, 09/20/23, Pool No. 008299 (b)................................................          6,526
         7,808      6.375%, 01/20/24, Pool No. 008360 (b)...............................................          8,010
       134,888      7.50%, 06/20/28, Pool No. 002605...................................................         139,271
       157,654      7.00%, 12/20/30, Pool No. 003010...................................................         160,364
       278,342      6.50%, 04/20/31, Pool No. 003068....................................................        277,994
       255,236      7.00%, 05/20/31, Pool No. 003081...................................................         259,623
                                                                                                          -------------
                           Total GNMA - (identified cost $846,237)......................................        851,788
                                                                                                          -------------

                           Total Mortgages - (identified cost $1,600,682)...............................      1,620,887
                                                                                                          -------------

U.S. TREASURY BONDS - (5.29%)
       100,000      7.25%, 05/15/16.....................................................................        115,584
        75,000      8.125%, 08/15/19....................................................................         94,673
                                                                                                          -------------
                           Total U.S. Treasury Bonds - (identified cost $202,060).......................        210,257
                                                                                                          -------------

U.S. TREASURY NOTES - (5.28%)
       200,000      5.75%, 08/15/10 - (identified cost $199,633)........................................        209,980
                                                                                                          -------------

GOVERNMENT AGENCY NOTES - (32.70%)
       200,000      Fannie Mae, 6.50%, 08/15/04.........................................................        212,614
       200,000      Fannie Mae, 7.00%, 07/15/05.........................................................        217,330
       175,000      Fannie Mae, 5.25%, 06/15/06.........................................................        178,154
       200,000      Fannie Mae, 7.125%, 03/15/07........................................................        220,248
       200,000      Federal Home Loan Bank, 4.875%, 08/15/05............................................        202,370
       100,000      Federal Home Loan Bank, 6.875%, 08/15/05............................................        108,053
       150,000      Freddie Mac, 6.875%, 09/15/10.......................................................        161,794
                                                                                                          -------------
                           Total Government Agency Notes - (identified cost $1,272,043).................      1,300,563
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
PRINCIPAL                                        SECURITY                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (15.01%)

$      597,000      Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                        01/02/02, dated 12/31/01, repurchase value of $597,062
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $608,940)  - (identified cost $597,000)......................  $     597,000
                                                                                                          -------------


                        Total Investments - (99.04%) - (identified cost $3,871,418) - (a)...............      3,938,687
                        Other Assets Less Liabilities - (0.96%).........................................         38,100
                                                                                                          -------------
                             Net Assets - (100%)........................................................  $   3,976,787
                                                                                                          =============


(a)  Aggregate cost for Federal Income Tax purposes is $3,871,418.  At December 31, 2001, unrealized appreciation
    (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $      70,082
                        Unrealized depreciation.........................................................         (2,813)
                                                                                                          -------------
                             Net unrealized appreciation................................................  $      67,269
                                                                                                          =============

(b) The interest rates on floating rate securities, shown as of December 31, 2001, may change monthly or less frequently and are based on indices of market interest rates.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND
DECEMBER 31, 2001

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
FANNIE MAE - (23.17%)

$    100,000        6.625%, 01/15/02.................................................................... $      100,135
   1,315,000        6.375%, 01/16/02....................................................................      1,315,814
   1,100,000        6.41%, 02/06/02.....................................................................      1,102,514
     175,000        6.29%, 02/11/02.....................................................................        175,446
   2,185,000        7.50%, 02/11/02.....................................................................      2,193,264
      50,000        6.23%, 03/01/02.....................................................................         50,325
   1,941,000        5.375%, 03/15/02....................................................................      1,944,808
      50,000        6.78%, 04/10/02.....................................................................         50,560
   5,030,000        6.625%, 04/15/02....................................................................      5,073,283
      30,000        7.55%, 04/22/02.....................................................................         30,470
   5,000,000        1.54%, 05/14/02 (b).................................................................      4,999,788
     358,000        Zero Cpn, 07/12/02 Discount Note....................................................        354,620
      50,000        6.23%, 07/18/02.....................................................................         50,869
   2,000,000        1.789%, 07/23/02 (b)................................................................      1,999,974
   1,050,000        6.24%, 07/29/02.....................................................................      1,065,428
      50,000        6.06%, 10/08/02.....................................................................         51,372
     300,000        6.375%, 10/15/02....................................................................        309,768
      50,000        5.95%, 10/16/02.....................................................................         51,367
      40,000        6.08%, 10/23/02.....................................................................         41,164
      50,000        6.00%, 11/04/02.....................................................................         51,578
      75,000        5.89%, 11/06/02.....................................................................         77,317
      50,000        5.98%, 11/12/02.....................................................................         51,614
     295,000        7.05%, 11/12/02.....................................................................        306,523
      75,000        6.25%, 11/15/02.....................................................................         77,617
   2,000,000        1.986%, 12/05/02 (b)................................................................      1,999,442
     500,000        6.30%, 12/13/02.....................................................................        518,529
   2,000,000        2.27%, 12/27/02.....................................................................      1,999,803
                                                                                                         --------------

                      Total Fannie Mae - (identified cost $26,043,392) .................................     26,043,392
                                                                                                         --------------

FEDERAL FARM CREDIT BANK - (6.86%)

     105,000        6.625%, 02/01/02....................................................................        105,346
      60,000        5.52%, 02/25/02.....................................................................         60,171
     250,000        5.70%, 03/05/02.....................................................................        250,828
     500,000        5.53%, 03/08/02.....................................................................        502,842
   5,000,000        1.984%, 04/02/02 (b)................................................................      5,000,000
     305,000        5.25%, 05/01/02.....................................................................        308,175
     100,000        6.875%, 05/01/02....................................................................        101,571
      30,000        5.20%, 07/19/02.....................................................................         30,458
      25,000        6.35%, 09/03/02.....................................................................         25,446
     780,000        6.75%, 09/03/02.....................................................................        803,430

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - CONTINUED

$    500,000        6.32%, 09/09/02..................................................................... $      514,575
                                                                                                         --------------

                    Total Federal Farm Credit Bank - (identified cost $7,702,842).......................      7,702,842
                                                                                                         --------------

FEDERAL HOME LOAN BANK - (21.70%)
     300,000        6.17%, 01/14/02.....................................................................        300,409
   2,600,000        4.875%, 01/22/02....................................................................      2,600,206
      30,000        6.41%, 01/24/02.....................................................................         30,074
   5,165,000        6.75%, 02/01/02.....................................................................      5,173,265
      50,000        5.015%, 02/11/02....................................................................         50,121
      50,000        6.00%, 02/11/02.....................................................................         50,194
     565,000        6.75%, 02/15/02.....................................................................        567,461
   3,390,000        6.75%, 02/15/02.....................................................................      3,396,590
     120,000        5.125%, 02/26/02....................................................................        120,439
     250,000        5.55%, 03/08/02.....................................................................        250,893
      50,000        5.395%, 03/22/02....................................................................         50,201
      50,000        5.325%, 04/15/02....................................................................         50,249
      30,000        6.03%, 04/17/02.....................................................................         30,316
      25,000        6.00%, 04/24/02.....................................................................         25,279
     535,000        5.25%, 04/25/02.....................................................................        539,162
      40,000        4.25%, 04/26/02.....................................................................         40,280
     265,000        6.75%, 05/01/02.....................................................................        267,879
   3,000,000        4.25%, 05/03/02.....................................................................      3,018,841
     100,000        6.585%, 05/20/02....................................................................        100,916
      50,000        5.69%, 06/03/02.....................................................................         50,600
      40,000        6.50%, 06/05/02.....................................................................         40,651
      90,000        6.10%, 06/12/02.....................................................................         90,968
      40,000        5.92%, 06/14/02.....................................................................         40,404
     590,000        5.93%, 06/17/02.....................................................................        598,655
      35,000        4.885%, 06/24/02....................................................................         35,374
      45,000        6.005%, 06/24/02....................................................................         45,825
     400,000        6.39%, 06/24/02.....................................................................        406,980
      45,000        6.29%, 07/03/02.....................................................................         45,608
   3,000,000        6.875%, 07/18/02....................................................................      3,063,569
      25,000        6.17%, 07/30/02.....................................................................         25,542
     150,000        6.00%, 08/15/02.....................................................................        153,402
      25,000        6.16%, 10/17/02.....................................................................         25,628
   1,450,000        2.40%, 11/01/02.....................................................................      1,449,623
     500,000        6.425%, 11/05/02....................................................................        516,355
     455,000        6.25%, 11/15/02.....................................................................        470,876
      15,000        5.50%, 11/19/02.....................................................................         15,400


SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - CONTINUED

$     50,000        5.19%, 11/20/02..................................................................... $       51,203
      50,000        6.17%, 11/20/02.....................................................................         51,738
      25,000        5.985%, 11/26/02....................................................................         25,789
     500,000        6.305%, 12/23/02....................................................................        518,380
                                                                                                         --------------

                      Total Federal Home Loan Bank - (identified cost $24,385,345)......................     24,385,345
                                                                                                         --------------

FREDDIE MAC - (24.21%)
     500,000        6.52%, 01/02/02.....................................................................        500,038
  15,000,000        Zero Cpn, 01/09/02 Discount Note....................................................     14,994,000
   2,500,000        Zero Cpn, 01/10/02..................................................................      2,498,750
      20,000        6.83%, 04/16/02.....................................................................         20,230
     123,000        5.50%, 05/15/02.....................................................................        124,254
   1,000,000        Zero Cpn, 08/15/02..................................................................        978,920
   2,000,000        Zero Cpn, 09/11/02 Discount Note....................................................      1,963,737
     100,000        6.77%, 09/15/02.....................................................................        103,036
   1,550,000        Zero Cpn, 09/25/02 Discount Note....................................................      1,526,089
   1,000,000        Zero Cpn, 09/30/02 Discount Note....................................................        984,284
   2,010,000        6.25%, 10/15/02.....................................................................      2,074,036
     250,000        6.235%, 10/28/02....................................................................        257,397
     140,000        6.34%, 11/12/02.....................................................................        144,732
      40,000        7.125%, 11/18/02....................................................................         41,624
   1,000,000        2.375%, 12/27/02....................................................................        998,767
                                                                                                         --------------

                      Total Freddie Mac - (identified cost $27,209,894).................................     27,209,894
                                                                                                         --------------

PRIVATE EXPORT FUNDING CORP. - (1.26%)
   1,415,000        7.30%, 01/31/02, Ser. NN - (identified cost $1,419,005).............................      1,419,005
                                                                                                         --------------

SALLIE MAE - (2.02%)
     270,000        2.282%, 02/08/02 (b)................................................................        270,050
   2,000,000        2.252%, 02/26/02 (b)................................................................      2,000,056
                                                                                                         --------------

                      Total Sallie Mae - (identified cost $2,270,106)...................................      2,270,106
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND - CONTINUED
DECEMBER 31, 2001

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - (20.14%)

$   22,630,000      Nomura Securities International, Inc. Repurchase Agreement  1.87%,
                        01/02/02, dated 12/31/01, repurchase value of $22,632,351
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $23,082,600) - (identified cost $22,630,000)................. $   22,630,000
                                                                                                         --------------


                         Total Investments - (99.36%) - (identified cost $111,660,584) - (a)............    111,660,584
                         Other Assets Less Liabilities- (0.64%).........................................        719,427
                                                                                                         --------------
                             Net Assets - (100%)........................................................ $  112,380,011
                                                                                                         ==============


(a) Aggregate cost for Federal Income Tax purposes is $111,660,584.

(b) The interest rates on floating rate securities, shown as of December 31, 2001, may change daily or less frequently and are based on indices of market rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.














SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2001

-----------------------------------------------------------------------------------------------------------------------
                                                                                               U.S.
                                                      SELECTED             SELECTED         GOVERNMENT          DAILY
                                                      AMERICAN             SPECIAL            INCOME          GOVERNMENT
                                                       SHARES               SHARES             FUND              FUND
                                                     ----------            --------         ----------        ----------
ASSETS:
   Investments in securities, at value * (see
     accompanying Schedules of Investments)
     Unaffiliated companies......................   $ 5,482,822,774     $   73,199,405   $    3,938,687     $  111,660,584
     Affiliated companies........................        75,755,461              -                -                 -
   Collateral for securities loaned (Note 7).....        55,221,173              -                -                 -
   Cash..........................................           389,881             14,612            3,805             12,001
   Receivables:
     Dividends and interest......................         7,098,912             32,895           42,047            929,498
     Capital stock sold..........................        14,284,222             21,258              125             12,940
     Due from adviser............................            -                   -                1,359            -
   Prepaid expenses.............................             25,285              2,643            2,971              3,433
                                                    ---------------     --------------   --------------     --------------
         Total assets............................     5,635,597,708         73,270,813        3,988,994        112,618,456
                                                    ---------------     --------------   --------------     --------------
LIABILITIES:

   Return of  collateral  for  securities  loaned        55,221,173              -                -                 -
        (Note 7).................................
   Payables:
     Capital stock reacquired....................         7,502,372             80,589            1,687             65,210
     Investment securities purchased.............                                -                -                 -
                                                          2,727,540
   Accrued expenses..............................         5,151,406             98,627            5,318             78,724
   Other liabilities.............................            13,642              -                -                 -
   Distributions payable.........................            -                   -                5,202             94,511
                                                    ---------------     --------------   --------------     --------------
         Total liabilities.......................        70,616,133            179,216           12,207            238,445
                                                    ---------------     --------------   --------------     --------------

NET ASSETS ......................................   $ 5,564,981,575     $   73,091,597   $    3,976,787     $  112,380,011
                                                    ===============     ==============   ==============     ==============

SHARES OUTSTANDING (NOTE 5)......................       179,577,611          6,964,420          448,688        112,380,011
                                                    ===============     ==============   ==============     ==============

NET ASSET VALUE, offering and
     redemption price per share (Net

     Assets / Shares Outstanding)................       $     30.99         $    10.50       $     8.86         $     1.00
                                                        ===========         ==========       ==========         ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock .........   $   224,472,014     $    1,741,105   $       44,869     $   11,238,001
   Additional paid-in capital....................     4,591,541,108         58,975,221        3,952,120        101,142,010
   Undistributed net investment loss.............          (659,325)           (17,080)           -                -
   Accumulated net realized gains (losses)
     from investments and foreign currency
     transactions................................       (69,682,784)           295,111          (87,471)           -
   Net unrealized appreciation on investments....       819,310,562         12,097,240           67,269            -
                                                    ---------------     --------------   --------------     --------------

                                                    $ 5,564,981,575     $   73,091,597   $    3,976,787     $  112,380,011
                                                    ===============     ==============   ==============     ==============


* Including repurchase agreements of $301,782,000, $1,008,000, $597,000 and $22,630,000 for Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively, and cost of $4,739,254,031, $61,102,165, $3,871,418 and $111,660,584 for Selected
American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively. Securities valued at $53,828,040 were on loan from Selected American Shares.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 U.S.
                                                          SELECTED            SELECTED        GOVERNMENT          DAILY
                                                          AMERICAN            SPECIAL           INCOME         GOVERNMENT
                                                           SHARES              SHARES            FUND             FUND
                                                          --------            --------        ----------       -----------
INVESTMENT INCOME (LOSS):
Income:
   Dividends
     Unaffiliated companies*......................    $    58,962,103    $       327,302   $       -          $      -
     Affiliated companies.........................          2,469,354            -                 -                 -
   Interest.......................................         16,049,365            447,333           216,295       5,104,239
   Security lending fees..........................            107,072           -                  -                 -
                                                      ---------------    ---------------   ---------------    ------------
       Total income...............................         77,587,894            774,635           216,295       5,104,239
                                                      ---------------    ---------------   ---------------    ------------
Expenses:
   Management fees (Note 2).......................         31,178,130            559,687            11,216         348,341
   Custodian fees.................................            757,321             22,099            10,235          18,027
   Transfer agent fees............................          4,557,993            104,235            10,230          52,729
   Audit fees.....................................             45,600             15,000             7,200          13,300
   Legal fees.....................................            122,968              4,630               169           5,586
   Reports to shareholders........................            792,367             14,035             3,118          12,851
   Directors' fees and expenses...................            330,033              6,344               203           7,327
   Registration and filing fees...................            605,054             22,037            11,257          20,323
   Miscellaneous..................................            175,947              3,444             5,637           1,829
   Payments under distribution plan (Note 3)......         14,052,283            202,662             9,347         290,285
                                                      ---------------    ---------------   ---------------    ------------
       Total expenses.............................         52,617,696            954,173            68,612         770,598
       Expenses paid indirectly (Note 6)..........           (363,004)            (1,419)             (108)           (112)
       Reimbursement of expenses by
         adviser (Note 2).........................             -                 (18,266)          (19,912)              -
                                                      --------------     ---------------   ---------------           -----
       Net expenses...............................         52,254,692            934,488            48,592         770,486
                                                      ---------------    ---------------   ---------------    ------------
       Net investment income (loss)...............         25,333,202           (159,853)          167,703       4,333,753
                                                      ---------------    ---------------   ---------------    ------------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from:
     Investment transactions......................        (70,222,049)         4,135,328            68,192           -
     Foreign currency transactions................             (6,397)            (3,324)          -                 -
   Net decrease in unrealized
     appreciation of investments
     during the period............................       (649,228,458)       (16,925,020)          (30,897)          -
                                                      ---------------    ---------------   ---------------    ------------
   Net realized and unrealized gain (loss) on
     investments and foreign currency.............       (719,456,904)       (12,793,016)           37,295           -
                                                      ---------------    ---------------   ---------------    ------------
   Net increase (decrease) in net assets
      resulting from operations...................    $  (694,123,702)   $   (12,952,869)  $       204,998    $  4,333,753
                                                      ===============    ===============   ===============    ============

   * Net of foreign taxes withheld as follows.....            285,328              1,497           -                 -


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001

---------------------------------------------------------------------------------------------------------------------
                                                                                          U.S.
                                                     SELECTED          SELECTED         GOVERNMENT          DAILY
                                                     AMERICAN           SPECIAL           INCOME         GOVERNMENT
                                                      SHARES            SHARES             FUND             FUND
                                                     --------          --------         ----------       ----------
OPERATIONS:

    Net investment income (loss)................ $     25,333,202  $      (159,853)  $     167,703    $    4,333,753
    Net realized gain (loss) from
      investments and foreign currency
      transactions..............................      (70,228,446)       4,132,004          68,192           -
    Net decrease in unrealized
      appreciation of investments...............     (649,228,458)     (16,925,020)        (30,897)          -
                                                 ----------------  ---------------   --------------   ---------------
    Net increase (decrease) in net assets
      resulting from operations.................     (694,123,702)     (12,952,869)        204,998         4,333,753

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.......................      (25,012,866)          -             (167,703)       (4,333,753)
    Realized gains from investment
      transactions..............................      (41,713,358)      (8,234,942)           -             -
    Distribution in excess of net
      investment income.........................         (908,709)          -                 -             -

CAPITAL SHARE TRANSACTIONS (NOTE 5).............      619,753,050         (942,424)        211,429       (17,746,087)
                                                 ----------------         --------   -------------    ---------------

Total increase (decrease) in net assets.........     (142,005,585)     (22,130,235)        248,724       (17,746,087)

NET ASSETS:

    Beginning of year...........................    5,706,987,160       95,221,832       3,728,063       130,126,098
                                                 ----------------  ---------------   -------------    ---------------
    End of year (including undistributed net
      investment loss of $659,325 and $17,080
      for Selected American Shares and Selected
      Special Shares, respectively)............. $  5,564,981,575  $    73,091,597   $   3,976,787    $  112,380,011
                                                 ================  ===============   =============    ==============









SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000

                                                                                           U.S.
                                                     SELECTED          SELECTED         GOVERNMENT          DAILY
                                                     AMERICAN           SPECIAL           INCOME         GOVERNMENT
                                                      SHARES            SHARES             FUND             FUND
                                                     --------          --------         ----------       ----------
OPERATIONS:
    Net investment income (loss)................ $     24,215,692  $      (265,868)  $   193,351       $   7,569,069
    Net realized gain (loss) from
      investment transactions...................      528,217,816       18,409,361       (18,133)            -
    Net change in unrealized
      appreciation of investments...............     (172,318,327)     (19,402,935)      167,522             -
                                                 ----------------  ---------------   -----------       -------------
    Net increase (decrease) in net
      assets resulting from operations..........      380,115,181       (1,259,442)      342,740           7,569,069

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................      (17,381,356)          -           (192,509)         (7,569,069)
    Realized gains from investment
      transactions..............................     (497,279,096)     (13,628,818)        -                 -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................    2,137,162,902        2,518,329      (834,966)         (1,216,315)
                                                 ----------------  ---------------   -----------       -------------

Total increase (decrease) in net assets.........    2,002,617,631      (12,369,931)     (684,735)         (1,216,315)

NET ASSETS:
    Beginning of year...........................    3,704,369,529      107,591,763     4,412,798         131,342,413
                                                 ----------------  ---------------   -----------       -------------
    End of year................................. $  5,706,987,160  $    95,221,832   $ 3,728,063         130,126,098
                                                 ================  ===============   ===========       =============







SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2001

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

    Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

    Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

    An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities, which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Reported net realized foreign exchange gains or losses arise from the sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2001, Selected American Shares had approximately $69,682,800 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At December 31, 2001, Selected U.S. Government Income Fund had approximately $87,400 of capital loss carryovers and post October losses available to offset future capital gains which expire between 2007 and 2010.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIRECTORS/TRUSTEES FEES AND EXPENSES - The Funds have adopted a non-funded retirement plan for the Funds' independent Directors/Trustees. Benefits are based upon years of service and fees paid to each Director/Trustee during the years of service. During the year ended December 31, 2001, for Selected American Shares, Selected Special Shares, Selected U.S. Government Income and Selected Daily Government credits (debits) of $151,360, $1,809, $(46) and $(892), respectively were made for the projected benefit obligations, resulting in an accumulated liability of $585,265, $13,756, $451 and $8,393, respectively.

    The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all for a portion of annual fees they are entitled to receive from Selected American Shares and Selected Special Shares. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director/Trustee in shares of one or more Selected funds selected by the Director/Trustee. The amount paid to the Director/Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Director/Trustees' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, for Selected American Shares, amounts have been reclassified to reflect an increase in undistributed net investment loss of $144,749, a decrease in accumulated net realized losses of $1,053,458 and a decrease to additional paid in capital of $908,709; for Selected Special Shares, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $154,720, an increase to accumulated net realized gain of $3,324 and a decrease to additional paid in capital of $158,044.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), the Fund's investment adviser. The rate for Selected American Shares is 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Until June 1, 2001, the rate for Special Shares, Inc. was 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. For a one year period, effective June 1, 2001 for Special Shares, the Adviser agreed to reduce the advisory fee to 0.65% on the first $250 million of average net assets and 0.60% of average net assets in excess of $250 million. The reduction in advisory fee for Special Shares amounted to $18,266 for the year ended December 31, 2001. Advisory fees paid during the year ended December 31, 2001, approximated 0.55% and 0.67% of average net assets for American Shares and Special Shares, respectively. The rate for both the U.S. Government Income Fund and the Daily Government Fund is 0.30% of average net assets.

    State Street Bank and Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2001 was $160,155, $10,148, $578 and $3,551 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain Directors/Trustees and officers of the Funds are also Directors/Trustees and officers of the general partner of the Adviser.

    The Adviser has agreed to reimburse the U.S. Government Income Fund for any Fund expenses in excess of 1.30% of average net assets.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001

--------------------------------------------------------------------------------
NOTE 3 - DISTRIBUTION

    For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For the year ended December 31, 2001, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds incurred distribution services fees totaling $14,052,283, $202,662, $9,347 and $290,285, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2001 were as follows:


                                                        AMERICAN               SPECIAL             U.S. GOVERNMENT
                                                       SHARES, INC.          SHARES, INC.                INCOME
                                                   ----------------       ---------------          ---------------
        Cost of purchases........................  $ 2,114,488,462        $   99,321,005           $ 3,119,117
        Proceeds of sales........................  $ 1,071,191,450        $  85,436,205            $ 2,235,878


SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001

--------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK

    At December 31, 2001, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At December 31, 2001, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At December 31, 2001, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                              YEAR ENDED
                                                                                           DECEMBER 31, 2001
                                                                    ------------------------------------------------------------
                                                                     AMERICAN        SPECIAL         U.S.
                                                                      SHARES          SHARES      GOVERNMENT            DAILY
                                                                        INC.            INC.         INCOME           GOVERNMENT
                                                                    ----------      ----------    ------------       ------------
Shares sold..........................................                  55,518,263      3,430,572      75,932          13,406,974
Shares issued in reinvestment of distributions.......                   2,156,102        700,109      16,215           4,519,037
                                                                    -------------    -----------  ----------        ------------
                                                                       57,674,365      4,130,681      92,147          17,926,011
Shares redeemed......................................                 (39,635,892)    (4,128,372)    (68,790)        (35,672,098)
                                                                    -------------    -----------  ----------        ------------
      Net increase (decrease)........................                  18,038,473          2,309      23,357         (17,746,087)
                                                                    =============    ===========  ==========        =============

Proceeds from shares sold............................              $1,789,519,719    $40,663,770  $  675,802        $ 13,406,974
Proceeds from shares issued in
    reinvestment of distributions....................                  65,239,683      7,581,353     143,189           4,519,037
                                                                    -------------    -----------  ----------        ------------
                                                                    1,854,759,402     48,245,123     818,991          17,926,011
Cost of shares redeemed..............................              (1,235,006,352    (49,187,547)   (607,562)        (35,672,098)
                                                                    -------------    -----------  ----------        ------------
      Net increase (decrease)........................              $  619,753,050    $  (942,424) $  211,429        $(17,746,087)
                                                                   ==============    ===========  ==========        ============



                                                                                      YEAR ENDED
                                                                                    DECEMBER 31, 2000
                                                                   -------------------------------------------------------------
                                                                        AMERICAN        SPECIAL       U.S.
                                                                         SHARES          SHARES     GOVERNMENT        DAILY
                                                                          INC.            INC.        INCOME        GOVERNMENT
                                                                         -----           -----        ------        ----------
Shares sold..........................................                   60,248,207      5,985,383        43,159       23,987,299
Shares issued in reinvestment of distributions.......                   14,846,811        939,635        19,405        7,552,140
                                                                    --------------   ------------   -----------      -----------
                                                                        75,095,018      6,925,018        62,564       31,539,439
Shares redeemed......................................                  (17,032,253)    (6,617,618)     (164,515)     (32,755,754)
                                                                    --------------   ------------   -----------      -----------
      Net increase (decrease)........................                   58,062,765        307,400      (101,951)      (1,216,315)
                                                                    ==============   ============   ===========      ===========

Proceeds from shares sold............................               $2,266,555,557   $100,192,645   $   370,808      $23,987,299
Proceeds from shares issued in
    reinvestment of distributions....................                  496,760,656     12,450,400       162,795        7,552,140
                                                                    --------------   ------------   -----------      -----------
                                                                     2,763,316,213    112,643,045       533,603       31,539,439
Cost of shares redeemed..............................                 (626,153,311)  (110,124,716)   (1,368,569)     (32,755,754)
                                                                    --------------   ------------   -----------      -----------
      Net increase (decrease)........................               $2,137,162,902   $  2,518,329    $ (834,966)     $(1,216,315)
                                                                    ==============   ============    ==========      ===========

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001

--------------------------------------------------------------------------------

NOTE 6 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. During the year ended December 31, 2001, such reductions amounted to $19,058, $1,419, $108 and $112 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

    Selected American Shares has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by commissions paid to such brokers. During the year ended December 31, 2001 the reduction amounted to $343,946.

NOTE 7 - SECURITIES LOANED

    American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of December 31, 2001, the Fund had on loan securities valued at $53,828,040; cash of $55,221,173 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.

--------------------------------------------------------------------------------
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                      YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------
                                              2001            2000             1999             1998             1997
                                              ----            ----             ----             ----             ----
Net Asset Value, Beginning of Period....  $    35.33      $    35.80       $    31.16       $    27.18        $   21.53
                                          ----------      ----------       ----------       ----------        ---------
Income From Investment Operations
 Net Investment Income..................         .14             .15              .15              .15              .16
 Net Realized and Unrealized
    Gains (Losses)......................       (4.10)           2.98             6.08             4.24             7.72
                                          ----------      ----------       ----------       ----------        ---------
    Total From Investment Operations....       (3.96)           3.13             6.23             4.39             7.88

Dividends and  Distributions
 Dividends from Net Investment Income...        (.14)           (.14)            (.15)            (.15)            (.17)
 Distributions from Realized Gains......        (.24)          (3.46)           (1.44)            (.26)           (2.05)
 Dividends in Excess of Net
    Investment Income...................           -(4)            -                -                -             (.01)
                                          ----------      ----------       ----------       ----------        ---------
    Total Dividends and Distributions...        (.38)          (3.60)           (1.59)            (.41)           (2.23)
                                          ----------      ----------       ----------       ----------        ---------

Net Asset Value, End of Period..........  $    30.99      $    35.33       $    35.80       $    31.16        $   27.18
                                          ==========      ==========       ==========       ==========        =========

Total Return(1)..........................     (11.17)%          9.33%           20.32%           16.27%           37.25%
------------
Ratios/Supplemental Data
 Net Assets, End of Period
    (000,000 omitted)...................      $5,565          $5,707           $3,704           $2,906           $2,222
 Ratio of Expenses to Average Net Assets         .94%(3)         .92%             .93%             .94%             .96%
 Ratio of Net Investment Income to
    Average Net Assets..................         .45%            .52%             .24%             .52%             .62%
 Portfolio Turnover Rate(2).............          20%             22%              21%              20%              26%




  (1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

  (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

  (3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was .93% for 2001.

  (4) Less than $0.005 per share.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.

--------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                        YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------
                                                 2001           2000           1999           1998          1997
                                                 ----           ----           ----           ----          ----
Net Asset Value, Beginning of Period......    $    13.68     $    16.17    $    14.76     $    13.03      $   10.89
                                              ----------     ----------    ----------     ----------      ---------
Income (Loss) From Investment Operations
 Net Investment Loss......................          (.02)           -            (.09)          (.08)          (.07)
  Net Realized and Unrealized
      Gains (Losses)......................         (1.95)          (.25)         2.47           3.14           2.83
                                              ----------     ----------    ----------     ----------      ---------
    Total From Investment Operations......         (1.97)          (.25)         2.38           3.06           2.76

Dividends and Distributions
 Distributions from Realized Gains........         (1.21)         (2.24)         (.97)         (1.33)          (.62)
 Return of Capital........................            -              -              -(1)           -               -
                                              ----------     ----------    ----------     ----------      ----------

    Total Dividends and Distributions.....         (1.21)         (2.24)         (.97)         (1.33)          (.62)
                                              ----------     ----------    ----------     ----------      ---------

Net Asset Value, End of Period............    $    10.50     $    13.68    $    16.17     $    14.76      $   13.03
                                              ==========     ==========    ==========     ==========      =========

Total Return(2)...........................        (14.41)%        (1.10)%       16.83%         24.52%         26.91%
------------
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)..       $73,092        $95,222      $107,592        $94,644        $74,930
 Ratio of Expenses to Average Net Assets..          1.15%(4)       1.15%         1.17%          1.26%(3)       1.28%
 Ratio of Net Investment Income (Loss)
   to Average Net Assets..................          (.20)%         (.25)%        (.59)%         (.58)%         (.60)%
 Portfolio Turnover Rate(5)...............           117%            35%           44%            41%            51%


  (1) Less than $0.005 per share.

  (2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

  (3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.25% for 1998.

  (4) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for 2001 would have been 1.18%.

  (5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                         YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------
                                                2001             2000             1999            1998            1997
                                                ----             ----             ----            ----            ----
Net Asset Value, Beginning of Period....    $      8.77      $      8.37     $      9.04      $    9.01       $    8.90
                                            -----------      -----------     -----------      ---------       ---------

Income From Investment Operations
  Net Investment Income.................            .40              .44             .45            .47             .51
  Net Realized and Unrealized
      Gains (Losses)....................            .09              .40            (.62)           .06             .11
                                            ------------     ------------    -----------      ---------       ---------
    Total From Investment Operations....            .49              .84            (.17)           .53             .62

Dividends and Distributions

 Dividends from Net Investment Income...           (.40)            (.44)           (.45)          (.47)           (.51)
 Distributions from Realized Gains......           -                -               (.05)          (.03)            -
                                            -----------        ---------       -----------    ---------       ---------
    Total Dividends and Distributions...           (.40)            (.44)           (.50)          (.50)           (.51)
                                            -----------      -----------     -----------      ---------       ---------

Net Asset Value, End of Period..........    $      8.86      $      8.77     $      8.37      $    9.04       $    9.01
                                            ===========      ===========     ===========      =========       =========

Total Return(1).........................           5.71%           10.37%          (1.97)%         5.90%           7.32%
------------
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)         $3,977           $3,728          $4,413         $6,237          $5,962
 Ratio of Expenses to Average Net Assets           1.30%(2)         1.21%(2)        1.28%(2)       1.52%(2,3)      1.50%(2)
 Ratio of Net Investment Income to
    Average Net Assets..................           4.49%            5.21%           5.15%          5.17%           5.79%
 Portfolio Turnover Rate(4).............
                                                     67%              85%            134%            36%             16%

  (1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

  (2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended 2001, 2000, 1999, 1998, and 1997 would have been 1.84%, 2.04%, 1.61%, 1.62%, 1.60%, respectively.

  (3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.50% for 1998.

  (4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

--------------------------------------------------------------------------------
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                  YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                             2001          2000           1999            1998            1997
                                             ----          ----           ----            ----            ----
Net Asset Value, Beginning of Period....   $    1.000    $    1.000      $    1.000    $    1.000      $    1.000
                                           ----------    ----------      ----------    ----------      ----------
Income From Investment Operations
 Net Investment Income..................         .037          .056            .044          .047            .048
Dividends and Distributions
 Dividends from Net Investment Income...        (.037)        (.056)          (.044)        (.047)          (.048)
                                           ----------    ----------      ----------    ----------      ----------
Net Asset Value, End of Period..........   $    1.000    $    1.000      $    1.000    $    1.000      $    1.000
                                           ==========    ==========      ==========    ==========      ==========
Total Return(1).........................         3.73%         5.80%           4.48%         4.85%           4.91%
------------
Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted)  $  112,380    $  130,126      $  131,342    $  126,203      $  117,471
  Ratio of Expenses to Average Net Assets         .66%          .67%            .68%          .71%            .70%
  Ratio of Net Investment Income
    to Average Net Assets...............         3.73%         5.68%           4.44%         4.74%           4.80%


  1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.




SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust:

        We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund (a series of Selected Capital Preservation Trust) and Daily Government Fund (a series of Selected Capital Preservation Trust), including the schedules of investments, as of December 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for year then ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion on this information.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
------------------
KPMG LLP


Denver, Colorado
February 8, 2002

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------


                             NOTICE TO SHAREHOLDERS
                           CHANGE IN DIVIDEND POLICIES
                         SELECTED AMERICAN SHARES, INC.
                                  JANUARY, 2002

Selected American Shares has changed its dividend policy from paying four income dividends per year to paying a single income dividend each year in December. Selected American Shares expects to pay its next income dividend, together with any required distribution of capital gains, in December 2002.

The Board of Directors approved of this change in Selected American Shares dividend policy after considering the savings in transfer agent and related expenses associated with each dividend, the number of shareholders currently reinvesting income dividends and the current level of income dividends.

Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund are not affected by this change.

SELECTED FUNDS
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2001

--------------------------------------------------------------------------------

    In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the funds during calendar year 2001. Regulations of the U.S. Treasury Department require the funds to report this information to the Internal Revenue Service.

SELECTED AMERICAN SHARES, INC.

    Distributions of $0.38 per share were paid to shareholders during the calendar year 2001, of which $0.24 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the calendar year ended 2001 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

SELECTED SPECIAL SHARES, INC.

    Distributions of $1.21 per share were paid to shareholders during the calendar year 2001, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    None of the dividends paid by the Fund during the calendar year ended 2001 are eligible for the corporate dividend-received deduction.

SELECTED U.S. GOVERNMENT INCOME FUND
    Distributions of $0.40 per share were paid to shareholders during the calendar year 2001.

    None of the dividends paid by the Fund during the calendar year ended 2001 are eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

                                    DIRECTORS

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until the age of 75, or until his or her resignation, death or removal.


                                                                                 NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                   POSITION(S)     OFFICE AND                                    FUND COMPLEX    OTHER
                   HELD WITH       LENGTH OF    PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       FUND            TIME SERVED  DURING PAST FIVE YEARS           DIRECTOR        HELD BY DIRECTOR
------------------ --------------- ------------ -------------------------------- --------------- ------------------------
INDEPENDENT DIRECTORS

WILLIAM P. BARR    Director        director     Executive Vice President and           4         None stated
(born 5/23/50)                     since 1994   General Counsel, Verizon
                                                (formerly GTE Corporation before
                                                it merged with Bell Atlantic)
                                                since July 1994; Attorney
                                                General of the United States
                                                from August 1991 to January
                                                1993; Deputy Attorney General
                                                from May 1990 to August 1991;
                                                Assistant Attorney General from
                                                April 1989 to May 1990; Partner
                                                with the law firm of Shaw,
                                                Pittman, Potts & Trowbridge from
                                                1984 to April 1989 and January
                                                1993 to August 1994.

FLOYD A. BROWN     Director        director     Retired staff announcer and            4         None stated
(born 11/5/30)                     since 1975   program host for WGN Radio and
                                                Television, Chicago, Illinois;
                                                sole proprietor of the The Floyd
                                                Brown Co., Elgin, Illinois
                                                (advertising, media production
                                                and mass media marketing).

JEROME E. HASS     Director        director     Professor of Finance and               4         None stated
(born 6/1/40)                      since 1997   Business Strategy, Johnson
                                                Graduate School of Management,
                                                Cornell University; Consultant,
                                                National Economic Research
                                                Associates; former Chief of
                                                Division of Economic Research of
                                                the Federal Power Commission and
                                                Special Assistant to James R.
                                                Schlesinger at the Executive
                                                Office of the President of the
                                                United States.

KATHERINE L.       Director        director     Vice President, International          4         None stated
MACWILLIAMS                        since 1997   Finance, Coors Brewing
(born                                           Company; former Treasurer,
1/19/56)                                        Coors Brewing Company and
                                                Adolph Coors Company; former
                                                Vice President of Capital
                                                Markets for UBS Securities in
                                                New York; former member of the
                                                Board of International Swaps and
                                                Derivatives Association, Inc.



SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

                              DIRECTORS - CONTINUED

                                                                                 NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                   POSITION(S)     OFFICE AND                                    FUND COMPLEX    OTHER
                   HELD WITH       LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       FUND            TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ --------------- ------------ -------------------------------- --------------- ------------------------
INDEPENDENT DIRECTORS - CONTINUED

JAMES J. MCMONAGLE Director/       director     Chairman of the Selected Funds         4         None stated
(born 10/1/44)     Chairman        since 1990   Board of Directors; Senior
                                                Vice President and General
                                                Counsel of University
                                                Hospitals Health System, Inc.
                                                and University Hospitals of
                                                Cleveland; Judge of the Court
                                                of Common Pleas, Cuyahoga
                                                County, Ohio, from 1976 to
                                                1990.

RICHARD O'BRIEN    Director        director     Retired Corporate Economist            4         Director and past
(born 9/12/45)                     since 1996   for Hewlett-Packard Company;                     President, Silicon
                                                former Chairman of the                           Valley Roundtable;
                                                Economic Advisory Council of                     former Director,
                                                the California Chamber of                        National
                                                Commerce.                                        Association of
                                                                                                 Business Economists.

DR. LARRY J.B.     Director        director     General Partner, Robinson              4         Director on many
ROBINSON                           since 1988   Investment Company; owned J.B.                   non-profit boards
(born 10/28/28)                                 Robinson Jewelers and radio                      including Cleveland
                                                stations; Former staff/faculty                   Orchestra.
                                                member at Harvard Business
                                                School and Case Western
                                                Reserve University; Economic
                                                development adviser in Bosnia;
                                                occasional foreign
                                                correspondent in Mideast and
                                                Balkans; management consultant
                                                in United States.


MARSHA WILLIAMS    Director        director     Chief Administrative Officer           16        Director of the
(born 3/28/51)                     since 1996   of Crate & Barrel; former Vice                   Davis Funds
                                                President and Treasurer, Amoco                   (consisting of 12
                                                Corporation.                                     portfolios);
                                                                                                 Director, Modine
                                                                                                 Manufacturing,
                                                                                                 Inc.; Director,
                                                                                                 Chicago Bridge &
                                                                                                 Iron Company, M.V.


SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

                              DIRECTORS - CONTINUED

                                                                                 NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                   POSITION(S)     OFFICE AND                                    FUND COMPLEX    OTHER
                   HELD WITH       LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       FUND            TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ --------------- ------------ -------------------------------- --------------- ------------------------
INSIDE DIRECTORS*

ANDREW A. DAVIS    Director        director     President or Vice President of         16        Director of the Davis
(born 6/25/63)                     since 1998   each Selected Fund and Davis                     Funds (consisting of
                                                Fund; President, Davis                           12 portfolios).
                                                Selected Advisers, L.P., and
                                                also serves as an executive
                                                officer in certain companies
                                                affiliated with the Adviser.

CHRISTOPHER C.     Director        director     Chief Executive Officer,               16        Director of the
DAVIS                              since 1998   President or Vice President of                   Davis Funds
(born 7/13/65)                                  each Selected Fund and Davis                     (consisting of 12
                                                Fund; Chairman and Chief                         portfolios);
                                                Executive Officer, Davis                         Director, Kings Bay
                                                Selected Advisers, L.P., and                     Ltd. (offshore
                                                also serves as an executive                      investment
                                                officer in certain companies                     management company).
                                                affiliated with the Adviser,
                                                including sole member of the
                                                Adviser's general partner, Davis
                                                Investments, LLC; Employee of
                                                Shelby Cullom Davis & Co., a
                                                registered broker/dealer.


* Andrew A. Davis and Christopher C. Davis own shares of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                                    SELECTED
                                      FUNDS

                  2949 East Elvira Road, Tucson, Arizona 85706

===============================================================================
          DIRECTORS                    OFFICERS
          William P. Barr              James J. McMonagle
          Floyd A. Brown                  Chairman
          Andrew A. Davis              Christopher C. Davis
          Christopher C. Davis            President - Selected American
          Jerome Hass                     Shares & Selected Special
          James J. McMonagle              Shares, Vice President - Selected
          Katherine L. MacWilliams        U.S. Government Income Fund
          Richard O'Brien                 & Selected Daily Government
          Larry Robinson                  Fund
          Marsha Williams              Creston A. King
                                          President - Selected U.S.
                                          Government Income Fund &
                                          Selected Daily Government
                                          Fund
                                       Andrew A. Davis
                                          Vice President
                                       Kenneth C. Eich
                                          Vice President
                                       Sharra L. Reed
                                          Vice President, Treasurer
                                          & Assistant Secretary
                                       Thomas D. Tays
                                          Vice President
                                          & Secretary
                                       Arthur Don
                                           Assistant Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Chicago, Illinois  60601-4205

================================================================================

FOR MORE INFORMATION ABOUT THE SELECTED FUNDS, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-243-1575.

================================================================================

INVESTMENT ADVISER

Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706


DISTRIBUTOR

Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, AZ 85706


TRANSFER AGENT AND CUSTODIAN

State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243


LEGAL COUNSEL

D'Ancona & Pflaum
111 E. Wacker Dr., Suite 2800
Chicago, IL 60601-4205


AUDITORS

KPMG, LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202


800-243-1575

www.selectedfunds.com